                                                                    Exhibit 99.1

                            [BOSTON PROPERTIES LOGO]

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                      FOR THE QUARTER ENDED MARCH 31, 2003

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2003

                                     INDEX
-------------------------------------------------------------------------------
                                                                          PAGE
COMPANY BACKGROUND                                                           3
INVESTOR INFORMATION                                                       4-5
FINANCIAL HIGHLIGHTS                                                         6
CONSOLIDATED BALANCE SHEETS                                                  7
CONSOLIDATED INCOME STATEMENTS                                               8
FUNDS FROM OPERATIONS                                                        9
FUNDS AVAILABLE FOR DISTIBUTION AND RATIOS                                  10
CAPITAL STRUCTURE                                                           11
DEBT ANALYSIS                                                            12-15
UNCONSOLIDATED JOINT VENTURES                                            16-17
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                                           18
PROPERTY LISTING                                                         19-22
TOP 20 TENANTS                                                              23
PORTFOLIO OVERVIEW-FFO                                                      24
OCCUPANCY ANALYSIS                                                          25
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT                                 26
OFFICE/TECHNICAL PROPERTIES-LEASE EXPIRATION ROLL OUT                       27
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                             28
RETAIL PROPERTIES - LEASE EXPIRATION ROLL OUT                               29
GRAND TOTAL - OFFICE, OFFICE/TECHNICAL, INDUSTRIAL  AND RETAIL
  PROPERTIES                                                                30
BOSTON AREA LEASE EXPIRATION ROLL OUT                                    31-32
WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                             33-34
SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                             35-36
NEW YORK AREA LEASE EXPIRATION ROLL OUT                                  37-38
PRINCETON AREA LEASE EXPIRATION ROLL OUT                                 39-40
OTHER AREA LEASE EXPIRATION ROLL OUT                                     41-42
CBD/SUBURBAN LEASE EXPIRATION ROLL OUT                                   43-44
HOTEL PERFORMANCE                                                           45
SAME PROPERTY PERFORMANCE                                                   46
RECONCILIATION TO SAME PROPERTY PERFORMANCE                                 47
IN-SERVICE PROPERTY PERFORMANCE                                             48
CAPITAL EXPENDITURES                                                        49
VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                         50
VALUE CREATION PIPELINE - DEVELOPMENT                                       51
VALUE CREATION PIPELINE - LAND PARCELS                                      52
DEFINITIONS                                                                 53

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2003
                               COMPANY BACKGROUND
-------------------------------------------------------------------------------

Boston Properties, Inc. (the "Company"), a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.

On March 18, 2003, Boston Properties Limited Partnership, the Company's Operating Partnership ("BPLP") closed on an offering of $300 million in aggregate principal amount of its 5.625% senior unsecured notes due 2015. The notes were priced at 99.898% of their face amount to yield 5.636%. BPLP's bonds have been rated Baa2, BBB and BBB by Moody's, Standard & Poor's and FitchRatings, respectively.

Since the Company's initial offering in June 1997, the Company has acquired 51 properties adding approximately 20.1 million square feet to its portfolio, representing an investment of approximately $5.8 billion, and the Company has delivered 35 development properties adding approximately 7.2 million square feet to its portfolio, representing an investment of approximately $1.6 billion. In addition, the Company is constructing four office properties and one retail property for a total anticipated investment of approximately $839.2 million. The Company owns or controls land where it can develop an additional 8.8 million square feet.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2003

                              INVESTOR INFORMATION
-------------------------------------------------------------------------------
                              111 Huntington Avenue
                              Boston, MA 02199-7610
                              (617) 236-3300
                              (617) 236-3311 (fax)

 KEY MANAGEMENT:
 Mortimer B. Zuckerman        Chairman of the Board

 Edward H. Linde              President, CEO and Director

 Robert E. Burke              Executive Vice President, Operations

 Douglas T. Linde             Senior Vice President, CFO and Treasurer


                                RESEARCH COVERAGE
-------------------------------------------------------------------------------

                                     EQUITY
-------------------------------------------------------------------------------

A.G. Edwards & Sons, Inc.              David AuBuchon          (314) 955-5452
Banc of America Securities Int'l       Lee Schalop             (212) 847-5677
Bear Stearns                           Ross Smotrich           (212) 272-8046
Credit Suisse First Boston             Lawrence D. Raiman      (212) 538-2380
Deutsche Bank                          Louis Taylor            (212) 469-4912
Friedman, Billings & Ramsey            David Loeb              (703) 469-1289
Goldman Sachs                          David Kostin            (212) 902-6781
Green Street Advisors                  Jim Sullivan            (949) 640-8780
J.P. Morgan                            Anthony Paolone         (212) 622-6682
Lehman Brothers                        Stuart Axelrod          (212) 526-3410
McDonald Investments, Inc.             Anatole Pevnev          (216) 263-4783
Merrill Lynch                          Steve Sakwa             (212) 449-0335
Morgan Stanley                         Greg Whyte              (212) 761-6331
Prudential Securities                  James Sullivan          (212) 778-2515
RBC Capital Markets                    Jay Leupp               (415) 633-8588
Citigroup Smith Barney                 Jonathan Litt           (212) 816-0231
The Penobscot Group                    Fred Carr               (617) 649-9600
UBS Warburg                            Keith Mills             (212) 713-3098

                                      DEBT
-------------------------------------------------------------------------------

RATING AGENCIES:
     Fitch Ratings                   William Travers      (212) 908-0304
     Moody's Investor Services       Lisa Bates Moss      (212) 553-4705
     Standard & Poors                James Fielding       (212) 438-2452

ANALYSTS:
     Banc of America Securities      Chris Brown          (704) 386-2524
     Bear Stearns                    Susan Berliner       (212) 272-0217
     BNP Paribas                     Erich Marriott       (212) 841-3186
     Credit Suisse First Boston      Thierry Perrein      (212) 538-8618
     Deutsche Bank                   Scott O'Shea         (212) 469-7190
     J.P. Morgan                     Mark Streeter        (212) 834-5086
     Merrill Lynch                   John Forrey          (212) 449-1812
     Citigroup Smith Barney          Thomas Cook          (212) 723-1112
     U.S. Bancorp Piper Jaffray      Stephen Manaker      (212) 284-9457

                                    TIMING
-------------------------------------------------------------------------------

Quarterly results for 2003 will be announced according to the following anticipated schedule:

Second Quarter                  Late July
Third Quarter                   Late October
Fourth Quarter                  Late January

                          COMMON STOCK DATA (NYSE:BXP)
-------------------------------------------------------------------------------

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):

                                                     1ST QUARTER 2003    4TH QUARTER 2002     3RD QUARTER 2002    2ND QUARTER 2002
                                                     ----------------    ----------------     ----------------    ----------------
HIGH PRICE                                                $   39.2900         $   37.4300          $   39.8700         $   41.5500
LOW PRICE                                                 $   34.9900         $   33.9300          $   34.5600         $   37.8800
CLOSING PRICE                                             $   37.9000         $   36.8600          $   37.2000         $   39.9500
DIVIDENDS PER SHARE - ANNUALIZED (1)                      $      2.44         $      2.44          $      2.44         $      2.44
CLOSING DIVIDEND YIELD - ANNUALIZED                             6.44%               6.62%                6.56%               6.11%
CLOSING SHARES, COMMON UNITS AND PREFERRED
  UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)                125,597             125,038              125,031             125,017
CLOSING MARKET VALUE OF SHARES AND UNITS
  OUTSTANDING (THOUSANDS)                                 $ 4,760,126         $ 4,608,901          $ 4,651,153         $ 4,994,429

(1) REFLECTS DIVIDEND INCREASE FROM $0.58 PER SHARE TO $0.61 PER SHARE EFFECTIVE Q2 2002.


                           BPLP UNSECURED SENIOR NOTES
-------------------------------------------------------------------------------

    SETTLEMENT DATE                           12/13/2002           1/17/2003           3/18/2003
    PRINCIPAL AMOUNT                        $750,000,000        $175,000,000         $300,000,000
    YIELD                                         6.296%              6.280%               5.636%
    COUPON                                        6.250%              6.250%               5.625%
    DISCOUNT                                     99.650%             99.763%              99.898%
    RATINGS:
                 MOODY'S                    Baa2 (stable)       Baa2 (stable)        Baa2 (stable)
                 S&P                         BBB (stable)        BBB (stable)         BBB (stable)
                 FITCH                       BBB (stable)        BBB (stable)         BBB (stable)
    MATURITY DATE                              1/15/2013           1/15/2013            4/15/2015

                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
             (UNAUDITED AND IN THOUSANDS, except per share data)

  This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition or results of operations can be found on page 53.

                                                                                             THREE MONTHS ENDED
                                                                             ---------------------------------------------------
                                                                                   MARCH 31, 2003          DECEMBER 31, 2002
                                                                                   --------------          -----------------
  INCOME ITEMS:

      Revenue                                                                           $ 319,680 (1)             $ 333,597 (1)
      Straight line rent (FASB 13)                                                      $  10,866                 $  11,938
      Lease termination fees (included in revenues)                                     $   1,761                 $   3,724
      Capitalized interest                                                              $   4,453                 $   4,719
      Capitalized wages                                                                 $   1,172                 $   1,057
      Operating Margins [(rental revenue - rental
        expenses)/rental revenue]                                                            68.3%(2)                  69.0%(2)
      Net income available to common shareholders                                       $ 185,045                 $ 260,146

      Funds from operations (FFO) available to
        common shareholders before net derivative
        losses  and after cash basis early surrender
        lease income (3)                                                                $ 102,735                 $ 113,464

      FFO per share before net derivative losses and after
           cash basis early surrender lease income - diluted (3)                        $    1.03                 $    1.14
      Net income available to common shareholders per share - basic                     $    1.93                 $    2.73
      Net income available to common shareholders per share -diluted                    $    1.91                 $    2.70
      Dividends per share                                                               $    0.61                 $    0.61
      Funds available for distribution (FAD) (4)                                        $ 107,962                 $ 112,377

  RATIOS:

      Interest Coverage Ratio (excluding capitalized interest) - cash basis (5)              2.65                      2.87
      Interest Coverage Ratio (including capitalized interest) - cash basis (5)              2.50                      2.69
      FFO Payout Ratio (6)                                                                  59.22%                    53.51%
      FAD Payout Ratio (7)                                                                  65.77%                    62.88%

                                                                                   MARCH 31, 2003          DECEMBER 31, 2002
                                                                                   --------------          -----------------
  CAPITALIZATION:

      Total Debt                                                                      $ 4,980,113               $ 5,147,220
      Price @ Quarter End                                                             $   37.9000               $   36.8600
      Equity Value @ Quarter End                                                      $ 4,760,126               $ 4,608,901
      Total Market Capitalization                                                     $ 9,740,239               $ 9,756,121
      Debt/Total Market Capitalization (8)                                                  51.13%                    52.76%

                                                                                             THREE MONTHS ENDED
                                                                             ----------------------------------------------------
                                                                                     SEPTEMBER 30, 2002           JUNE 30, 2002
                                                                                     ------------------           -------------
  INCOME ITEMS:

      Revenue                                                                                $ 301,193 (1)            $ 283,323
      Straight line rent (FASB 13)                                                           $  12,244                $  12,216
      Lease termination fees (included in revenues)                                          $   1,858                $   1,227
      Capitalized interest                                                                   $   4,684                $   5,261
      Capitalized wages                                                                      $   1,562                $   1,185
      Operating Margins [(rental revenue - rental
        expenses)/rental revenue]                                                                 67.0%(2)                 69.6%(2)
      Net income available to common shareholders                                             $ 71,541                 $ 54,775

      Funds from operations (FFO) available to
        common shareholders before net derivative
        losses  and after cash basis early surrender
        lease income (3)                                                                      $ 98,980                 $ 98,165

      FFO per share before net derivative losses and after
           cash basis early surrender lease income - diluted (3)                              $   1.00                 $   1.02
      Net income available to common shareholders per share - basic                           $   0.75                 $   0.60
      Net income available to common shareholders per share -diluted                          $   0.74                 $   0.59
      Dividends per share                                                                     $   0.61                 $   0.61
      Funds available for distribution (FAD) (4)                                              $ 95,901                 $ 87,470

  RATIOS:

      Interest Coverage Ratio (excluding capitalized interest) - cash basis (5)                   2.70                     2.71
      Interest Coverage Ratio (including capitalized interest) - cash basis (5)                   2.52                     2.51
      FFO Payout Ratio (6)                                                                       61.00%                   59.80%
      FAD Payout Ratio (7)                                                                       73.44%                   78.15%

                                                                                     SEPTEMBER 30, 2002            JUNE 30, 2002
                                                                                     ------------------            -------------
  CAPITALIZATION:

      Total Debt                                                                          $  5,466,692               $ 4,415,724
      Price @ Quarter End                                                                 $    37.2000               $   39.9500
      Equity Value @ Quarter End                                                          $  4,651,153               $ 4,994,429
      Total Market Capitalization                                                         $ 10,117,845               $ 9,410,153
      Debt/Total Market Capitalization (8)                                                       54.03%                    46.93%

(1) Includes gross revenues from hotels of $13,246, $24,779 and $20,007 for the three months ended March 31, 2003, December 31, 2002 and September 30, 2002, respectively.
(2) Exclusive of the gross up of reimbursable electricity amounts totaling $5,391, $6,476, $6,329 and $6,404 for the quarters ended March 31, 2003,
     December 31, 2002, September 30, 2002 and June 30, 2002 and March 31, 2002, respectively.
(3) For a quantitative reconciliation of the differences between FFO and Income from operations before minority interests and income from unconsolidated joint ventures as the most comparable GAAP financial measure, see page 9.
(4) For a quantitative reconciliation of the differences between funds available for distribution and funds from operations before net derivative losses and after cash basis early surrender lease income, see page 10.
(5)  For additional detail, see page 10.
(6) Gross dividend to common shareholders plus distributions to common operating partnership holders divided by FFO per share before net derivative losses and after cash basis early surrender lease income - diluted
(7) Gross dividends to common shareholders plus distributions to common Operating Partnership holders divided by funds available for distributions.
(8)  For additional detail, see page 53.

                     CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------
                            (IN THOUSANDS)

                                                                             MARCH 31, 2003         DECEMBER 31, 2002
                                                                          ----------------------  -----------------------
                                                                                (unaudited)
     ASSETS
Real estate                                                                         $ 7,745,475              $ 7,781,684
Development in progress                                                                 418,798                  448,576
Land held for future development                                                        216,537                  215,866
Real estate held for sale                                                                     -                  224,585
         Less accumulated depreciation                                                 (846,002)                (822,933)
                                                                          ----------------------  -----------------------
         Total real estate                                                            7,534,808                7,847,778
Cash and cash equivalents                                                               384,418                   55,275
Escrows                                                                                  20,804                   41,906
Tenant and other receivables, net                                                        23,193                   20,458
Accrued rental income, net                                                              148,034                  165,321
Deferred charges, net                                                                   165,559                  176,545
Prepaid expenses and other assets                                                        30,144                   18,015
Investments in unconsolidated joint ventures                                            101,794                  101,905
                                                                          ----------------------  -----------------------
            TOTAL ASSETS                                                            $ 8,408,754              $ 8,427,203
                                                                          ======================  =======================

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes and bonds payable                                               $ 3,758,406              $ 4,267,119
     Unsecured senior notes, net of discount                                          1,221,707                  747,375
     Unsecured bridge loan                                                                    -                  105,683
     Unsecured line of credit                                                                 -                   27,043
     Accounts payable and accrued expenses                                               63,319                   73,846
     Dividends and distributions payable                                                 81,128                   81,226
     Interest rate contracts                                                             13,663                   14,514
     Accrued interest payable                                                            37,534                   25,141
     Other liabilities                                                                   63,992                   81,085
                                                                          ----------------------  -----------------------
         Total liabilities                                                            5,239,749                5,423,032
                                                                          ----------------------  -----------------------

Commitments and contingencies                                                                 -                        -
                                                                          ----------------------  -----------------------

Minority interests                                                                      860,182                  844,581
                                                                          ----------------------  -----------------------

Series A Convertible Redeemable Preferred Stock, liquidation preference
     $50.00 per share, 0 issued and outstanding at March 31, 2003,
     December 31, 2002 and September 30, 2002 and 2,000,000
     outstanding at June 30, 2002                                                             -                        -
                                                                          ----------------------  -----------------------

Stockholders' Equity:
     Excess stock, $.01 par value, 150,000,000 shares
         authorized, none issued or outstanding
     Common stock, $.01 par value, 250,000,000 shares authorized,
         95,928,738, 95,362,990, 95,273,202 and 91,545,294
         outstanding, respectively                                                          959                      954
     Additional paid-in capital                                                       2,010,764                1,982,689
     Earnings in excess of dividends/(dividends in excess of earnings)                  325,114                  198,586
     Treasury common stock, at cost                                                      (2,722)                  (2,722)
     Unearned compensation                                                               (8,448)                  (2,899)
     Accumulated other comprehensive loss                                               (16,844)                 (17,018)
                                                                          ----------------------  -----------------------
         Total stockholders' equity                                                   2,308,823                2,159,590
                                                                          ----------------------  -----------------------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 8,408,754              $ 8,427,203
                                                                          ======================  =======================

                                                                            SEPTEMBER 30, 2002          JUNE 30, 2002
                                                                           ----------------------   ----------------------
                                                                                (unaudited)              (unaudited)
     ASSETS
Real estate                                                                          $ 8,139,450              $ 6,972,779
Development in progress                                                                  412,981                  431,288
Land held for future development                                                         213,769                  203,518
Real estate held for sale                                                                      -                        -
         Less accumulated depreciation                                                  (836,418)                (795,852)
                                                                           ----------------------   ----------------------
         Total real estate                                                             7,929,782                6,811,733
Cash and cash equivalents                                                                 28,793                   81,640
Escrows                                                                                   28,200                   22,776
Tenant and other receivables, net                                                         48,716                   31,298
Accrued rental income, net                                                               156,818                  146,100
Deferred charges, net                                                                    148,435                  148,239
Prepaid expenses and other assets                                                         38,752                   16,081
Investments in unconsolidated joint ventures                                             101,819                  100,804
                                                                           ----------------------   ----------------------
            TOTAL ASSETS                                                             $ 8,481,315              $ 7,358,671
                                                                           ======================   ======================

     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes and bonds payable                                                $ 4,422,692              $ 4,415,724
     Unsecured senior notes, net of discount                                                   -                        -
     Unsecured bridge loan                                                             1,000,000                        -
     Unsecured line of credit                                                             44,000                        -
     Accounts payable and accrued expenses                                                69,097                   52,655
     Dividends and distributions payable                                                  81,329                   83,707
     Interest rate contracts                                                              15,115                   11,568
     Accrued interest payable                                                             18,265                   17,635
     Other liabilities                                                                    70,292                   65,142
                                                                           ----------------------   ----------------------
         Total liabilities                                                             5,720,790                4,646,431
                                                                           ----------------------   ----------------------

Commitments and contingencies                                                                  -                        -
                                                                           ----------------------   ----------------------

Minority interests                                                                       804,229                  825,730
                                                                           ----------------------   ----------------------

Series A Convertible Redeemable Preferred Stock, liquidation preference
     $50.00 per share, 0 issued and outstanding at March 31, 2003,
     December 31, 2002 and September 30, 2002 and 2,000,000
     outstanding at June 30, 2002                                                               -                 100,000
                                                                           ----------------------   ----------------------

Stockholders' Equity:
     Excess stock, $.01 par value, 150,000,000 shares
         authorized, none issued or outstanding
     Common stock, $.01 par value, 250,000,000 shares authorized,
         95,928,738, 95,362,990, 95,273,202 and 91,545,294
         outstanding, respectively                                                           953                      915
     Additional paid-in capital                                                        1,977,560                1,821,762
     Earnings in excess of dividends/(dividends in excess of earnings)                    (2,532)                 (16,152)
     Treasury common stock, at cost                                                       (2,722)                  (2,722)
     Unearned compensation                                                                (3,355)                  (3,598)
     Accumulated other comprehensive loss                                                (13,608)                 (13,695)
                                                                           ----------------------   ----------------------
         Total stockholders' equity                                                    1,956,296                1,786,510
                                                                           ----------------------   ----------------------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $ 8,481,315              $ 7,358,671
                                                                           ======================   ======================

                         CONSOLIDATED INCOME STATEMENTS
 ------------------------------------------------------------------------------
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                         THREE MONTHS ENDED
                                                                       ------------------------------------------------------
                                                                        31-MAR-03     31-DEC-02     30-SEP-02     30-JUN-02
                                                                        ---------     ---------     ---------     ---------
Revenue:
    Rental
       Base Rent (1) (2)                                                 $ 247,353     $ 253,948     $ 229,453     $ 231,296
       Recoveries from tenants                                              39,881        38,184        34,884        35,549
       Parking and other                                                    14,195        13,217        13,056        12,458
                                                                       ------------  ------------  ------------  ------------
            Total rental revenue                                           301,429       305,349       277,393       279,303
    Hotel revenues                                                          13,246        24,779        20,007             -
    Development and management services                                      4,590         2,769         2,571         1,710
    Interest and other (3)                                                     415           700         1,222         2,310
                                                                       ------------  ------------  ------------  ------------
            Total revenue                                                  319,680       333,597       301,193       283,323
                                                                       ------------  ------------  ------------  ------------

Expenses:
    Operating (4)                                                           61,188        59,328        61,553        55,539
    Taxes                                                                   37,914        38,969        33,565        32,985
    Hotel operating                                                         11,171        17,562        13,524             -
    General and administrative (5)                                          11,399        12,703         9,956        13,564
    Interest (6)                                                            73,645        71,337        65,476        64,366
    Depreciation and amortization                                           49,824        52,188        43,933        42,336
    Net derivative losses                                                      932         1,461         5,284         4,826
    Loss from early extinguishment of debt                                   1,474             -             -             -
    Loss on investments in other companies                                       -             -             -             -
                                                                       ------------  ------------  ------------  ------------
       Total expenses                                                      247,547       253,548       233,291       213,616
                                                                       ------------  ------------  ------------  ------------
Income before minority interests and income
    from unconsolidated joint ventures                                      72,133        80,049        67,902        69,707
Minority interest in property partnerships                                     397           162           720           712
Income from unconsolidated joint ventures                                    2,658         2,083         2,530         1,659
                                                                       ------------  ------------  ------------  ------------
Income before minority interest in Operating Partnership                    75,188        82,294        71,152        72,078
Minority interest in Operating Partnership (7)                             (18,523)      (19,920)      (18,071)      (18,867)
                                                                       ------------  ------------  ------------  ------------
Income before gain on sales, net of minority interest                       56,665        62,374        53,081        53,211
Gain on sales of real estate, net                                           52,912       187,562             -             -
                                                                       ------------  ------------  ------------  ------------
Income before gain on sales of land held for development                   109,577       249,936        53,081        53,211
Gain on sales of land held for development, net                                  -             -         3,644             -
                                                                       ------------  ------------  ------------  ------------
Income before discontinued operations                                      109,577       249,936        56,725        53,211
Income from discontinued operations, net of minority interest                1,940         4,529         3,032         3,207
Gain on sales of real estate from discontinued operations,
  net of minority interest                                                  73,528         7,645        11,910             -
                                                                       ------------  ------------  ------------  ------------
Income before extraordinary items and preferred dividend                   185,045       262,110        71,667        56,418
extraordinary items                                                              -        (1,964)            -             -
                                                                       ------------  ------------  ------------  ------------
Income before preferred dividend                                           185,045       260,146        71,667        56,418
Preferred dividend                                                               -             -          (126)       (1,643)
                                                                       ------------  ------------  ------------  ------------
Net income available to common shareholders                              $ 185,045     $ 260,146      $ 71,541      $ 54,775
                                                                       ============  ============  ============  ============

INCOME PER SHARE OF COMMON STOCK (EPS)
-----------------------------------------------------------------------

    Net income available to common shareholders per share - basic        $    1.93     $    2.73      $   0.75      $   0.60
                                                                       ============  ============  ============  ============
    Net income available to common shareholders per share - diluted      $    1.91     $    2.70      $   0.74      $   0.59
                                                                       ============  ============  ============  ============

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $10,866, $11,938, $12,244 and $12,216 for the three months ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002, respectively.
(2) Includes hotel lease payments of $8,023 for the three months ended June 30, 2002.
(3) Includes a refund of $1,300 related to prior years' tax matter for the three months ended June 30, 2002.
(4)  Includes hotel expenses of $1,844 for the three months ended June 30, 2002.
(5) Includes a $2.8 million write-off of leasing costs related to the termination of the lease with Arthur Andersen for the three months ended June 30, 2002.
(6) Interest expense is reported net of capitalized interest of $4,453, $4,719, $4,684 and $5,261 for the three months ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002 and March 31, 2002,
     respectively.
(7) Equals minority interest percent of 17.62%, 17.69%, 17.76% and 18.37%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002, respectively.
     Certain prior period amounts have been reclassified to conform to current period presentation.

                          FUNDS FROM OPERATIONS
------------------------------------------------------------------------------
              (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                               (UNAUDITED)

                                                                                         THREE MONTHS ENDED
                                                                               -------------------------------------
                                                                                   31-MAR-03          31-DEC-02
                                                                                   ---------          ---------
  Income before minority interests and income from
   unconsolidated joint ventures                                                    $  72,133          $  80,049
     Add:
         Real estate depreciation and amortization (1)                                 51,791             56,072
         Income from discontinued operations                                            2,355              5,503
         Income from unconsolidated joint ventures                                      2,658              2,083
         Loss from early extinguishment of debt associated with the sale
           of 2300 N Street                                                             1,474                  -
     Less:
         Minority property partnership's share of funds from operations                   866              1,390
         Preferred dividends and distributions                                          5,771              5,926
                                                                               ---------------    ---------------
  Funds from operations  (FFO)                                                        123,774            136,391
     Add (subtract):
         Net derivative losses                                                            932              1,461
         Early surrender lease payments received - contractual basis                        -                  -
                                                                               ---------------    ---------------
  FFO before net derivative losses and after early surrender lease payments
   received                                                                         $ 124,706          $ 137,852
                                                                               ===============    ===============
  FFO available to common shareholders before net derivative losses and
    after early surrender lease payments received (2)                               $ 102,735          $ 113,464
                                                                               ===============    ===============
  FFO per share before net derivative losses and after cash basis early
    surrender lease income - basic                                                  $    1.07          $    1.19
                                                                               ===============    ===============
     Weighted average shares outstanding - basic                                       95,733             95,313
                                                                               ===============    ===============
  FFO per share before net derivative losses and after early
    surrender lease payments received - diluted                                     $    1.03          $    1.14
                                                                               ===============    ===============
  FFO per share after net derivative losses and before early
    surrender lease payments received - diluted                                     $    1.02          $    1.13
                                                                               ===============    ===============
     Weighted average shares outstanding - diluted                                    105,955            105,631
                                                                               ===============    ===============

                                                                                        THREE MONTHS ENDED
                                                                               ---------------------------------
                                                                                   30-SEP-02         30-JUN-02
                                                                                   ---------         ---------
  Income before minority interests and income from
   unconsolidated joint ventures                                                    $  67,902         $  69,707
     Add:
         Real estate depreciation and amortization (1)                                 46,971            45,032
         Income from discontinued operations                                            3,687             3,929
         Income from unconsolidated joint ventures                                      2,530             1,659
         Loss from early extinguishment of debt associated with the sale
           of 2300 N Street                                                                 -                 -
     Less:
         Minority property partnership's share of funds from operations                   521               593
         Preferred dividends and distributions                                          6,162             8,223
                                                                               ---------------   ---------------
  Funds from operations  (FFO)                                                        114,407           111,511
     Add (subtract):
         Net derivative losses                                                          5,284             4,826
         Early surrender lease payments received - contractual basis                      667             3,926
                                                                               ---------------   ---------------
  FFO before net derivative losses and after early surrender lease payments
   received                                                                         $ 120,358         $ 120,263
                                                                               ===============   ===============
  FFO available to common shareholders before net derivative losses and
    after early surrender lease payments received (2)                               $  98,980         $  98,165
                                                                               ===============   ===============
  FFO per share before net derivative losses and after cash basis early
    surrender lease income - basic                                                  $    1.04         $    1.07
                                                                               ===============   ===============
     Weighted average shares outstanding - basic                                       94,904            91,357
                                                                               ===============   ===============
  FFO per share before net derivative losses and after early
    surrender lease payments received - diluted                                     $    1.00         $    1.02
                                                                               ===============   ===============
  FFO per share after net derivative losses and before early
    surrender lease payments received - diluted                                     $    0.95         $    0.95
                                                                               ===============   ===============
     Weighted average shares outstanding - diluted                                    105,725           105,982
                                                                               ===============   ===============

             RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS
-------------------------------------------------------------------------------
                 (in thousands, except per share amounts)
                                (unaudited)


                                                            MARCH 31, 2003                     DECEMBER 31, 2002
                                                  -----------------------------------    -----------------------------
                                                       INCOME             SHARES           INCOME           SHARES
                                                    (NUMERATOR)       (DENOMINATOR)      (NUMERATOR)     (DENOMINATOR)
                                                    -----------       -------------      -----------     -------------
  Basic FFO before net derivative losses and
    after early surrender
      lease income                                       $ 124,706           116,207       $ 137,852          115,800
  Effect of Dilutive Securities
     Convertible Preferred Units                             5,771             9,199           5,926            9,236
     Convertible Preferred Stock                                 -                 -               -                -
     Stock Options and other                                     -             1,022               -            1,082
                                                  -----------------   ---------------    ------------    -------------
  Diluted FFO before net derivative losses
    and after early surrender lease payments
    received                                             $ 130,477           126,428       $ 143,778          126,118
                                                  =================   ===============    ============    =============
  Company's share of diluted FFO before net
    derivative losses and after early surrender
    lease payments received (3)                          $ 109,348           105,955       $ 120,422          105,631
                                                  =================   ===============    ============    =============
  FFO per share before net derivative losses
    and after early surrender lease payments
    received - basic                                     $    1.07                         $    1.19
                                                  =================                      ============
  FFO per share before net derivative losses
    and after early surrender lease payments
    received - diluted                                   $    1.03                         $    1.14
                                                  =================                      ============

                                                           SEPTEMBER 30, 2002                       JUNE 30, 2002
                                                   ----------------------------------    ----------------------------------
                                                       INCOME             SHARES             INCOME             SHARES
                                                    (NUMERATOR)       (DENOMINATOR)        (NUMERATOR)      (DENOMINATOR)
                                                    -----------       -------------        -----------      -------------
  Basic FFO before net derivative losses and
    after early surrender
      lease income                                      $ 120,358            115,402           $ 120,263           111,923
  Effect of Dilutive Securities
     Convertible Preferred Units                            6,036              9,344               6,580            10,342
     Convertible Preferred Stock                              126                200               1,643             2,625
     Stock Options and other                                    -              1,276                   -             1,659
                                                   ---------------    ---------------    ----------------   ---------------
  Diluted FFO before net derivative losses
    and after early surrender lease payments
    received                                            $ 126,520            126,222           $ 128,486           126,549
                                                   ===============    ===============    ================   ===============
  Company's share of diluted FFO before net
    derivative losses and after early surrender
    lease payments received (3)                         $ 105,974            105,725           $ 107,605           105,982
                                                   ===============    ===============    ================   ===============
  FFO per share before net derivative losses
    and after early surrender lease payments
    received - basic                                    $    1.04                              $    1.07
                                                   ===============                       ================
  FFO per share before net derivative losses
    and after early surrender lease payments
    received - diluted                                  $    1.00                              $    1.02
                                                   ===============                       ================

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $2,514, $2,848, $2,170 and $1,947 less corporate related depreciation of $674, $733, $733 and $711 for the three months ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002, respectively.
(2) Based on weighted average shares for the quarter. Company's share for the quarter ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002 was 82.38%, 82.31%, 82.24% and 81.63%, respectively.
(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002 was 83.81%, 83.76%, 83.76% and 83.75%, respectively.

                 FUNDS AVAILABLE FOR DISTRIBUTION (FAD):
-------------------------------------------------------------------------------
                             (in thousands)

                                                                                           Three Months Ended
                                                                             ----------------------------------------------------
                                                                                MARCH 31, 2003           DECEMBER 31, 2002
                                                                                --------------           -----------------
      Funds from operations (FFO) before net derivative
      losses and after cash basis early surrender lease income (see page 9)              $ 124,706                 $ 137,852
      Add:    Non real estate depreciation                                                     674                       733
      Less:   Straight-line rent                                                           (10,866)                  (11,938)
         Recurring capital expenditures                                                     (1,960)                   (5,909)
         Hotel improvements, equipment upgrades and replacements                              (405)                     (188)
         2nd generation tenant improvements and leasing commissions                         (4,187)                   (8,173)
                                                                             ----------------------    ----------------------
      Funds available for distribution (FAD)                                             $ 107,962                 $ 112,377
                                                                             ======================    ======================



                        INTEREST COVERAGE RATIOS
---------------------------------------------------------------------------------------------------------------------------------
                (in thousands, except per share amounts)

                                                                              THREE MONTHS ENDED
                                                                             ----------------------------------------------------
                                                                                MARCH 31, 2003           DECEMBER 31, 2002
                                                                                --------------           -----------------

      EXCLUDING CAPITALIZED INTEREST
      Income before minority interests and income from
      unconsolidated joint ventures                                                       $ 72,133                  $ 80,049
      Add:
        Discontinued operations                                                              2,355                     5,503
        Interest expense                                                                    73,645                    71,337
        Depreciation                                                                        49,824                    52,188
        Net derivative losses                                                                  932                     1,461
        Prepayment penalty                                                                   1,474                         -
        Income from unconsolidated joint ventures                                            2,658                     2,083
        Discontinued Operations - depreciation                                                 127                     1,781
        Discontinued Operations - interest expense                                             296                       809
        Less:
        Straight line rent                                                                 (10,866)                  (11,938)
                                                                             ----------------------    ----------------------
      Subtotal                                                                             192,578                   203,273
      Divided by:
      Interest expense (1)                                                                  72,352                    69,901
      Interest expense - discontinued operations                                               296                       809
                                                                             ----------------------    ----------------------
      Total interest expense                                                                72,648                    70,710


      Interest Coverate Ratio                                                                 2.65                      2.87
                                                                             ======================    ======================


      INCLUDING CAPITALIZED INTEREST
      Income before minority interests and
       income from unconsolidated joint ventures                                          $ 72,133                  $ 80,049
      Add:
      Discontinued operations                                                                2,355                     5,503
      Interest expense                                                                      73,645                    71,337
      Depreciation                                                                          49,824                    52,188
      Net derivative losses                                                                    932                     1,461
      Prepayment penantly                                                                    1,474                         -
      Income from unconsolidated joint ventures                                              2,658                     2,083
      Discontinued Operations - depreciation                                                   127                     1,781
      Discontinued Operations - interest expense                                               296                       809
      Less:
      Straight line rent                                                                   (10,866)                  (11,938)
                                                                             ----------------------    ----------------------
      Subtotal                                                                             192,578                   203,273
      Divided by:
      Interest expense (1) (2)                                                              76,805                    74,763
      Interest expense - discontinued operations                                               296                       809
                                                                             ----------------------    ----------------------
      Total interest expense                                                                77,101                    75,572

      Interest Coverate Ratio                                                                 2.50                      2.69
                                                                             ======================    ======================



                 FUNDS AVAILABLE FOR DISTRIBUTION (FAD):
------------------------------------------------------------------------------------------------------------------------------
                             (in thousands)

                                                                                           Three Months Ended
                                                                             ------------------------------------------------
                                                                               SEPTEMBER 30, 2002          JUNE 30, 2002
                                                                               ------------------          -------------
      Funds from operations (FFO) before net derivative
      losses and after cash basis early surrender lease income(see page 9)                 $120,358                 $120,263
      Add:    Non real estate depreciation                                                      733                      711
      Less:   Straight-line rent                                                            (12,244)                 (12,216)
      Recurring capital expenditures                                                         (4,266)                  (3,553)
      Hotel improvements, equipment upgrades and replacements                                  (394)                    (852)
      2nd generation tenant improvements and leasing commissions                             (8,286)                 (16,883)
                                                                              ----------------------    ---------------------
      Funds available for distribution (FAD)                                               $ 95,901                 $ 87,470
                                                                              ======================    =====================



                        INTEREST COVERAGE RATIOS
-----------------------------------------------------------------------------------------------------------------------------
                (in thousands, except per share amounts)

                                                                                           Three Months Ended
                                                                             ------------------------------------------------
                                                                               SEPTEMBER 30, 2002          JUNE 30, 2002
                                                                               ------------------          -------------
      EXCLUDING CAPITALIZED INTEREST
      Income before minority interests and income from
      unconsolidated joint ventures                                                        $ 67,902                 $ 69,707
      Add:
      Discontinued operations                                                                 3,687                    3,929
      Interest expense                                                                       65,476                   64,366
      Depreciation                                                                           43,933                   42,336
      Net derivative losses                                                                   5,284                    4,826
      Prepayment penalty                                                                          -                        -
      Income from unconsolidated joint ventures                                               2,530                    1,659
      Discontinued Operations - depreciation                                                  1,601                    1,466
      Discontinued Operations - interest expense                                              2,949                    2,961
      Less:
      Straight line rent                                                                    (12,244)                 (12,216)
                                                                              ----------------------    ---------------------
      Subtotal                                                                              181,118                  179,034
      Divided by:
      Interest expense (1)                                                                   64,202                   63,020
      Interest expense - discontinued operations                                              2,949                    2,961
                                                                              ----------------------    ---------------------
      Total interest expense                                                                 67,151                   65,981


      Interest Coverate Ratio                                                                  2.70                     2.71
                                                                              ======================    =====================

      INCLUDING CAPITALIZED INTEREST
      Income before minority interests and
       income from unconsolidated joint ventures                                           $ 67,902                 $ 69,707
      Add:
      Discontinued operations                                                                 3,687                    3,929
      Interest expense                                                                       65,476                   64,366
      Depreciation                                                                           43,933                   42,336
      Net derivative losses                                                                   5,284                    4,826
      Prepayment penantly                                                                         -                        -
      Income from unconsolidated joint ventures                                               2,530                    1,659
      Discontinued Operations - depreciation                                                  1,601                    1,466
      Discontinued Operations - interest expense                                              2,949                    2,961
      Less:
      Straight line rent                                                                    (12,244)                 (12,216)
                                                                              ----------------------    ---------------------
      Subtotal                                                                              181,118                  179,034
      Divided by:
      Interest expense (1) (2)                                                               68,867                   68,334
      Interest expense - discontinued operations                                              2,949                    2,961
                                                                              ----------------------    ---------------------
      Total interest expense                                                                 71,816                   71,295

      Interest Coverate Ratio                                                                  2.52                     2.51
                                                                              ======================    =====================

      (1) Excludes amortization of financing costs were $1,293, $1,436, $1,274 and $1,346 for the quarters ended March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2000, respectively.
      (2) Includes capitalized interest of $4,453, $4,719, $4,684 and $5,261 for the quarters ended March 31, 2003, December 31, 2002, September 31, 2002 and June 30, 2002, respectively.

                               CAPITAL STRUCTURE
-------------------------------------------------------------------------------


                                      DEBT
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                     AGGREGATE PRINCIPAL
                                                        MARCH 31, 2003
                                                   ----------------------
Mortgage Notes Payable                                       $ 3,758,406

Unsecured Senior Notes, net of discount                        1,221,707

Unsecured Line of Credit                                               -

                                                   ----------------------
Total Debt                                                   $ 4,980,113
                                                   ======================

                                     EQUITY
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                                 COMMON
                                             SHARES & UNITS      STOCK
                                              OUTSTANDING     EQUIVALENTS      EQUIVALENT (1)
                                             --------------   ------------   ------------------
Common Stock                                      95,929           95,929          $ 3,635,709
Operating Partnership Units                       20,471           20,471              775,851
Preferred Operating Partnership Units
     Series One                                    2,373            2,110               79,969
     Series Two                                    5,401            7,087              268,597
                                                              ------------   ------------------
Total Equity                                                      125,597          $ 4,760,126
                                                              ============   ==================
Total Market Capitalization                                                        $ 9,740,239
                                                                             ==================

(1)  Value based on March 31, 2003 closing price of $37.90

                                 DEBT ANALYSIS
-------------------------------------------------------------------------------


                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                           2003 (1)       2004         2005         2006         2007               THEREAFTER         TOTAL
                           --------       ----         ----         ----         ----               ----------         -----
Amount                       $ 56,183    $ 776,684    $ 289,158     $ 282,458    $182,632             $ 3,392,998     $ 4,980,113
Weighted Average Rate           5.44%        3.65%        6.88%         7.79%       6.59%                   6.79%           6.33%

(1)  Consists of remaining portion of 2003.

                                 UNSECURED DEBT
-------------------------------------------------------------------------------

              UNSECURED LINE OF CREDIT - MATURES JANUARY 17, 2006
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                             OUTSTANDING        LETTERS OF         REMAINING
                           FACILITY            @3/31/03           CREDIT            CAPACITY
                           --------          -----------        ----------         ---------
                           $ 605,000          $ -                $ 2,781            $ 602,219


                           UNSECURED SENIOR NOTES, NET
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                   OUTSTANDING
                                    @3/31/03
                                   -----------
                                   $ 1,221,707


                           UNSECURED AND SECURED DEBT ANALYSIS
-------------------------------------------------------------------------------

                                                                   WEIGHTED              WEIGHTED AVERAGE
                                        % OF DEBT                AVERAGE RATE                MATURITY
                                      -------------             --------------           ----------------
Unsecured Debt                              24.53%                      6.13%                  9.8 years
Secured Debt                                75.47%                      6.40%                  5.0 years
                                      -------------             --------------           ----------------
Total Debt                                 100.00%                      6.33%                  6.3 years
                                      =============             ==============           ================

                           FLOATING AND FIXED RATE ANALYSIS
------------------------------------------------------------------------------

                                                                   WEIGHTED              WEIGHTED AVERAGE
                                        % OF DEBT                AVERAGE RATE                MATURITY
                                      -------------             --------------           ----------------
Floating Rate Debt                          13.95%                      2.99%                  0.5 years
Fixed Rate Debt                             86.05%                      6.88%                  6.1 years
                                      -------------             --------------          ----------------
Total Debt                                 100.00%                      6.33%                  6.3 years
                                      =============             ==============          ================

                SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

In the fourth quarter of 2002 the company's operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt:
Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meaning of which is described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2003 to show that the company's operating partnership was in compliance with the terms of the indenture as of such date. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

                                                                                                MARCH 31, 2003
                                                                                             ----------------------
Total Assets:
  Capitalized Property Value                                                                          $ 10,146,562
  Cash and Cash Equivalents                                                                                384,418
  Undeveloped Land, at Cost                                                                                216,537
  Development in Process, at Cost (including Joint Venture %)                                              475,716
                                                                                             ----------------------
Total Assets                                                                                          $ 11,223,233
                                                                                             ======================

                                                                                             ----------------------
Unencumbered Assets                                                                                   $  3,679,955
                                                                                             ----------------------

  Secured Debt (Fixed and Variable) (1)                                                               $  3,752,942
  Joint Venture Debt                                                                                       240,739
  Contingent Liabilities & Letters of Credit                                                                21,617
  Unsecured Debt (2)                                                                                     1,225,000
                                                                                             ----------------------
Total Outstanding Debt                                                                                $  5,240,298
                                                                                             ======================

Consolidated EBITDA:
  Income before minority interests and income from unconsolidated
   joint ventures (per Consolidated Income Statement)                                                 $     72,133
     Add:  Interest Expense (per Consolidated Income Statement)                                             73,645
     Add:  Depreciation and Amortization (per Consolidated Income Statement)                                49,824
     Add:  Net derivative losses (SFAS No. 133 ) (per Consolidated Income Statement)                           932
     Add:  Loss from early extinguishment of debt (per Consolidated Income Statement)                        1,474
                                                                                             ----------------------
     EBITDA                                                                                                198,008
     Add:  Company share of unconsolidated joint venture EBITDA                                              8,310
     Less: EBITDA related to sold properties from continuing operations                                     (2,090)
                                                                                             ----------------------
Consolidated EBITDA                                                                                   $    204,228
                                                                                             ======================

Adjusted Interest Expense:
     Interest Expense (per Consolidated Income Statement)                                             $     73,645
     Add:  Company share of unconsolidated joint venture interest expense                                    3,483
     Less:  amortization of financing costs                                                                 (1,293)
     Less: interest expense related to sold properties from continuing operations                             (959)
                                                                                             ----------------------
Adjusted Interest Expense                                                                             $     74,876
                                                                                             ======================


COVENANT RATIOS                                                                TEST                  ACTUAL
                                                                     -----------------------------------------------
Total Outstanding Debt/Total Assets                                  Less than  60%                           46.7%
Secured Debt/Total Assets                                            Less than  50%                           35.6%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)                                         Greater than 1.50x                       2.73
Unencumbered Assets/ Unsecured Debt                                  Greater than 150%                       300.4%

                                                                                              ----------------------
Unencumbered GAAP NOI                                                                                     $ 59,236
                                                                                              ----------------------

                                                                                              ----------------------
% of unencumbered NOI to Total NOI                                                                            29.0%
                                                                                              ----------------------

                                                                                              ----------------------
         # of unencumbered properties                                                                           65
                                                                                              ----------------------

(1)  Excludes Fair Value Adjustment of $5.5 million.
(2)  Excludes Debt Discount of $3.3 million.

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


              PROPERTY                  2003           2004           2005          2006       2007      THEREAFTER       TOTAL
-----------------------------------   ---------   ------------      ---------  ------------  --------   ------------   ------------

Citigroup Center                       $ 4,360        $ 6,191        $ 6,651       $ 7,145   $ 7,676      $ 483,253      $ 515,276
5 Times Square                               -        376,726  (1)         -             -         -              -        376,726
Embarcadero Center One, Two
 and Federal Reserve                     3,401          4,809          5,141         5,496     5,877        278,913        303,637
Prudential Center                        3,187          4,591          4,919         5,256     5,619        259,705        283,277
280 Park Avenue                          2,120          3,022          3,261         3,519     3,798        248,794        264,514
Times Square Tower                           -        254,379              -             -         -              -        254,379
599 Lexington Avenue                         -              -        225,000             -         -              -        225,000
Embarcadero Center Four                  2,473          3,544          3,797         4,061     4,346        129,711        147,932
Embarcadero Center Three                 1,667          2,351          2,506         2,671   132,726              -        141,921
Riverfront Plaza                         2,056          2,905          3,104         3,314     3,540         95,327        110,246
Democracy Center                         1,383          1,961          2,103         2,257     2,421         93,728        103,853
Embarcadero Center West Tower            1,096          1,546          1,649        90,415         -              -         94,706
601 and 651 Gateway Boulevard              626            899            977         1,062     1,155         83,566         88,285
100 East Pratt Street                    1,385          1,964          2,100         2,246     2,401         78,105         88,201
Reservoir Place                          2,163          3,061          3,279        60,065         -              -         68,568
One & Two Reston Overlook                  619         65,908              -             -         -              -         66,527
202, 206 & 214 Carnegie Center             462            663            719           780       845         58,217         61,686
New Dominion Technology Park,
 Building One                               43             91            654         1,282     1,378         54,042         57,490
Capital Gallery                            980          1,404          1,524        50,651         -              -         54,559
504, 506 & 508 Carnegie Center             738          1,052          1,136         1,221     1,314         40,915         46,376

(1)  This loan was refinanced on April 14, 2003.

                           BOSTON PROPERTIES, INC.
                             FIRST QUARTER 2003
                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


                PROPERTY                        2003            2004           2005          2006
-----------------------------------------   -------------    ------------   -----------   ------------

10 & 20 Burlington Mall Rd & 91 Hartwell             432             688           741            795
10 Cambridge Center                                  378             607           659            715
2600 Tower Oaks Boulevard                              -          30,978             -              -
1301 New York Avenue                                 922           1,315         1,417          1,531
Sumner Square                                        364             518           557            599
Eight Cambridge Center                               369             557           601            649
510 Carnegie Center                                  408             588           635            683
Lockheed Martin Building                             450             641           685            732
University Place                                     496             702           752            806
Reston Corporate Center                              429             612           654            698
Shaws Supermarket                                 21,539 (1)           -             -              -
NIMA Building                                        371             530           566            604
Bedford Business Park                                480             690           751            818
191 Spring Street                                    276             443           482         18,773
New Dominion Technology Park, Bldg. 2                  -               -        11,329              -
101 Carnegie Center                                  263             375           406          6,622
Montvale Center                                      121             173           189          6,762
Hilltop Business Center                              126             200           214            230
                                            -------------    ------------   -----------   ------------
                                                  56,183         776,684       289,158        282,458
                                            -------------    ------------   -----------   ------------
Unsecured Senior Notes                                 -               -             -              -
Unsecured Line of Credit                               -               -             -              -
                                            -------------    ------------   -----------   ------------
                                                $ 56,183       $ 776,684     $ 289,158       $282,458
                                            =============    ============   ===========   ============


                PROPERTY                        2007          THEREAFTER          TOTAL
-----------------------------------------   -------------    --------------   --------------

10 & 20 Burlington Mall Rd & 91 Hartwell             855            35,589           39,100
10 Cambridge Center                                  777            31,436           34,572
2600 Tower Oaks Boulevard                              -                 -           30,978
1301 New York Avenue                               1,651            23,409           30,245
Sumner Square                                        645            26,936           29,619
Eight Cambridge Center                               702            24,486           27,364
510 Carnegie Center                                  735            23,519           26,568
Lockheed Martin Building                             782            21,799           25,089
University Place                                     864            20,338           23,958
Reston Corporate Center                              745            20,523           23,661
Shaws Supermarket                                      -                 -           21,539
NIMA Building                                        644            17,785           20,500
Bedford Business Park                                890            16,859           20,488
191 Spring Street                                      -                 -           19,974
New Dominion Technology Park, Bldg. 2                  -                 -           11,329
101 Carnegie Center                                    -                 -            7,666
Montvale Center                                        -                 -            7,245
Hilltop Business Center                              246             4,336            5,352
                                            -------------    --------------   --------------
                                                 182,632         2,171,291        3,758,406
                                            -------------    --------------   --------------
Unsecured Senior Notes                                 -         1,221,707        1,221,707
Unsecured Line of Credit                               -                 -                -
                                            -------------    --------------   --------------
                                               $ 182,632       $ 3,392,998      $ 4,980,113
                                            =============    ==============   ==============

(1)  This loan was repaid on April 1, 2003.

                         UNCONSOLIDATED JOINT VENTURES
-------------------------------------------------------------------------------

                     MISCELLANEOUS BALANCE SHEET INFORMATION
-------------------------------------------------------------------------------
                          (UNAUDITED AND IN THOUSANDS)
                             AS OF MARCH 31, 2003)

                                                   ONE            MARKET                              140               265
                                                 FREEDOM          SQUARE         METROPOLITAN       KENDRICK         FRANKLIN
                                                 SQUARE           NORTH             SQUARE           STREET           STREET
                                               ------------    -------------    ---------------   -------------    --------------
Total Equity (1)                                 $    347         $ 11,873           $ 31,849        $  5,568          $ 22,548
                                               ============    =============    ===============   =============    ==============

Mortgage/Construction loans payable (1)          $ 18,891         $ 48,444           $ 69,656        $ 14,026          $ 18,897
                                               ============    =============    ===============   =============    ==============

BXP's nominal ownership percentage                  25.00%           50.00%             51.00%          25.00%            35.00%
                                               ============    =============    ===============   =============    ==============

                                                                  TWO            901
                                               DISCOVERY        FREEDOM        NEW YORK
                                               SQUARE (2)     SQUARE (3)      AVENUE (3)       COMBINED
                                              -------------   ------------   -------------    ------------
Total Equity (1)                                 $  7,719       $  8,208        $ 13,682        $101,794
                                              =============   ============   =============    ============

Mortgage/Construction loans payable (1)          $ 32,351       $ 34,312        $  4,162        $240,739
                                              =============   ============   =============    ============

BXP's nominal ownership percentage                  50.00%         50.00%          25.00%
                                              =============   ============   =============

                             RESULTS OF OPERATIONS
-------------------------------------------------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                    ONE            MARKET                              140               265
                                                  FREEDOM          SQUARE         METROPOLITAN       KENDRICK         FRANKLIN
                                                  SQUARE           NORTH             SQUARE           STREET           STREET
                                                ------------    -------------    ---------------   -------------    --------------
   REVENUE
   Total revenue                                    $ 3,492          $ 4,971            $ 6,293         $ 2,875           $ 3,545
                                                ------------    -------------    ---------------   -------------    --------------

   EXPENSES
   Operating                                          1,034            1,228              2,144             530             1,197
                                                ------------    -------------    ---------------   -------------    --------------

   SUBTOTAL                                           2,458            3,743              4,149           2,345             2,348

   Interest                                           1,471            1,889              2,838           1,059               330
   Depreciation and amortization                        746            1,297                985             357               693
                                                ------------    -------------    ---------------   -------------    --------------

   NET INCOME                                       $   241          $   557            $   326         $   929           $ 1,325
                                                ============    =============    ===============   =============    ==============

   BXP's share of net income                        $    60          $   279            $   166         $   279 (5)       $   463
   BXP's share of depreciation & amortization           433              648                503             141               243
                                                ------------    -------------    ---------------   -------------    --------------
   BXP's share of Funds from Operations (FFO)       $   493 (5)      $   927            $   669         $   420 (5)       $   706
                                                ============    =============    ===============   =============    ==============

                                                                     TWO             901
                                                  DISCOVERY        FREEDOM        NEW YORK
                                                  SQUARE (2)     SQUARE (3)      AVENUE (3)       COMBINED
                                                 -------------   ------------    ------------    ------------
   REVENUE
   Total revenue                                      $ 3,144        $ 2,760             $ -        $ 27,080 (4)
                                                 -------------   ------------    ------------    ------------

   EXPENSES
   Operating                                              846            458               -           7,437
                                                 -------------   ------------    ------------    ------------

   SUBTOTAL                                             2,298          2,302               -          19,643

   Interest                                               360            326               -           8,273
   Depreciation and amortization                          618            473               -           5,169
                                                 -------------   ------------    ------------    ------------

   NET INCOME                                         $ 1,320        $ 1,503             $ -        $  6,201
                                                 =============   ============    ============    ============

   BXP's share of net income                          $   660        $   751             $ -        $  2,658
   BXP's share of depreciation & amortization             309            237               -           2,514
                                                 -------------   ------------    ------------    ------------
   BXP's share of Funds from Operations (FFO)         $   969        $   988             $ -        $  5,172
                                                 =============   ============    ============    ============

   (1) Represents the Company's share.
   (2) Boston Properties acquired its joint venture partner's interest and repaid the mortgage indebtedness on April 1, 2003.
   (3) Property is currently under development.
   (4) The impact of the straight-line rent adjustment increased revenue by $2,044 for the three months ended March 31, 2003.
   (5) Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

                 UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)
-------------------------------------------------------------------------------

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                2003          2004        2005          2006         2007         THEREAFTER         TOTAL
                                ----          ----        ----          ----         ----         ----------         -----
Amount                          $ 52,650     $ 36,314      $ 6,326      $ 2,342        $ 2,534        $ 140,573      $ 240,739
Weighted Average Rate               2.93%        3.38%        4.65%        7.89%          7.90%            7.94%          6.07%


                     FLOATING AND FIXED RATE DEBT ANALYSIS
-------------------------------------------------------------------------------

                                                                       WEIGHTED                 WEIGHTED AVERAGE
                                             % OF DEBT              AVERAGE RATE                    MATURITY
                                             ---------              ------------                ----------------
Floating Rate Debt                             37.27%                     2.93%                      1.0   years
Fixed Rate Debt                                62.73%                     7.93%                      7.9   years
                                           -----------               -----------                ----------------
Total Debt                                    100.00%                     6.07%                      5.3   years
                                           ===========               ===========                ================

               DEBT MATURITIES AND PRINCIPAL PAYMENTS BY PROPERTY
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)


         PROPERTY                 2003          2004        2005          2006         2007         THEREAFTER         TOTAL
         --------                 ----          ----        ----          ----         ----         ----------         -----

Metropolitan Square (1)         $    533     $    764      $   830      $   901        $   978        $  65,650      $  69,656
Market Square North (2)              602          860          926        1,001          1,080           43,975         48,444
Two Freedom Square (2)                 -       34,312            -            -              -                -         34,312
Discovery Square (2),(5)          32,351            -            -            -              -                -         32,351
One Freedom Square (3)               156          221          239          258            279           17,738         18,891
265 Franklin Street (4)           18,897            -            -            -              -                -         18,897
140 Kendrick Street (3)              111          157          169          182            197           13,210         14,026
901 New York Avenue (3)                -            -        4,162            -              -                -          4,162
                             ------------  ----------- ------------  ----------- -------------- ----------------  -------------
                                $ 52,650     $ 36,314      $ 6,326      $ 2,342        $ 2,534        $ 140,573      $ 240,739
                             ============  =========== ============  =========== ============== ================  =============

(*)  All amounts represent the Company's share.
(1)  Boston Properties has a 51% interest in this property.
(2)  Boston Properties has a 50% interest in this property.
(3)  Boston Properties has a 25% interest in this property.
(4)  Boston Properties has a 35% interest in this property.
(5) This loan was repaid on April 1, 2003 in conjunction with the acquisition by Boston Properties of its joint venture partner's interest.

                      PORTFOLIO OVERVIEW - SQUARE FOTTAGE
-------------------------------------------------------------------------------

           RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION
                              AND TYPE OF PROPERTY
-------------------------------------------------------------------------------


       GEOGRAPHIC AREA            OFFICE (1)      OFFICE/TECHNICAL      INDUSTRIAL        TOTAL        % OF TOTAL
------------------------------   --------------   ------------------    ------------   -------------  -------------
Greater Boston                       7,774,526 (2)          545,206         152,009       8,471,741         27.55%
Greater Washington                   5,829,472 (3)          970,865               -       6,800,337         22.11%
Greater San Francisco                4,714,072              142,366          60,000       4,916,438         15.99%
Midtown Manhattan                    6,542,298                    -               -       6,542,298         21.27%
Princeton/East Brunswick, NJ         2,317,533                    -               -       2,317,533          7.54%
Baltimore, MD                          641,469                    -               -         641,469          2.09%
Richmond, VA                           901,757                    -               -         901,757          2.93%
Bucks County, PA                             -                    -         161,000         161,000          0.52%
                                 --------------   ------------------    ------------   -------------  -------------
                                    28,721,127            1,658,437         373,009      30,752,573        100.00%
                                 ==============   ==================    ============   =============  =============
% of Total                               93.39%                5.39%           1.21%         100.00%

                                HOTEL PROPERTIES
-------------------------------------------------------------------------------


                                                       NUMBER OF        SQUARE
HOTEL PROPERTIES                                         ROOMS           FEET
                                                     -------------  -------------
   Long Wharf Marriott, Boston, MA                            402        420,000
   Cambridge Center Marriott, Cambridge, MA                   431        330,400
   Residence Inn by Marriott, Cambridge, MA                   221        187,474
                                                     -------------  -------------
Total Hotel Properties                                      1,054        937,874
                                                     =============  =============

                               STRUCTURE PARKING
-------------------------------------------------------------------------------

                                                  NUMBER OF        SQUARE
                                                    SPACES          FEET
                                                -------------  -------------
Total Structured Parking                              20,710      6,719,991
                                                =============  =============

(1)  Includes retail square footage of approximately 1,200,000.
(2) Includes 343,913 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 181,019 square feet at Discovery Square which is 50% owned by Boston Properties.

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                              AS OF MARCH 31, 2003

                                                                                                                             CENTRAL
                                                                                                     ANNUALIZED ENCUMBERED  BUSINESS
                                                                                                        REVENUE    WITH     DISTRICT
                                                                                                            PER   SECURED   (CBD) OR
                                                                          NUMBER OF   SQUARE    LEASED   LEASED    DEBT     SUBURBAN
                                                      SUB MARKET          BUILDINGS    FEET       %         SF    (Y/N)        (S)
                                                  ---------------------- ---------    --------- ------ -------- ----------  --------
GREATER BOSTON
Office
   800 Boylston Street - The Prudential Center    CBD Boston MA                  1    1,175,218   91.0%   38.26       Y       CBD
(1)111 Huntington Avenue - The Prudential Center  CBD Boston MA                  1      854,129   98.7%   49.11       N       CBD
   101 Huntington Avenue - The Prudential Center  CBD Boston MA                  1      515,984   83.0%   40.47       Y       CBD
(2)The Shops at the Prudential Center             CBD Boston MA                  1      551,724   97.1%   44.22       Y       CBD
   265 Franklin Street (35% ownership)            CBD Boston MA                  1      343,913   69.5%   56.19       Y       CBD
   One Cambridge Center                           East Cambridge MA              1      215,385   95.9%   44.55       N       CBD
   Three Cambridge Center                         East Cambridge MA              1      107,484  100.0%   30.86       N       CBD
   Eight Cambridge Center                         East Cambridge MA              1      177,226  100.0%   31.63       Y       CBD
   Ten Cambridge Center                           East Cambridge MA              1      152,664  100.0%   32.67       Y       CBD
   Eleven Cambridge Center                        East Cambridge MA              1       79,616  100.0%   43.49       N       CBD
   University Place                               Mid-Cambridge MA               1      195,282  100.0%   36.59       Y       CBD
   Reservoir Place                                Route 128 Mass Turnpike MA     1      521,060   84.9%   33.84       Y        S
   204 Second Avenue                              Route 128 Mass Turnpike MA     1       40,974   52.7%   36.81       N        S
   140 Kendrick Street (25% ownership)            Route 128 Mass Turnpike MA     3      380,987  100.0%   27.35       Y        S
   170 Tracer Lane                                Route 128 Mass Turnpike MA     1       75,073   91.3%   30.82       N        S
   Waltham Office Center                          Route 128 Mass Turnpike MA     3      130,209   87.0%   31.06       N        S
   195 West Street                                Route 128 Mass Turnpike MA     1       63,500  100.0%   48.20       N        S
   200 West Street                                Route 128 Mass Turnpike MA     1      248,048  100.0%   35.62       N        S
(1)Waltham Weston Corporate Center                Route 128 Mass Turnpike MA     1      308,599   43.1%   33.94       N        S
   10 & 20 Burlington Mall Road                   Route 128 Northwest MA         2      156,416   88.7%   30.17       Y        S
   Bedford Business Park                          Route 128 Northwest MA         1       90,000  100.0%   20.72       Y        S
   32 Hartwell Avenue                             Route 128 Northwest MA         1       69,154  100.0%   29.77       N        S
   91 Hartwell Avenue                             Route 128 Northwest MA         1      118,486   90.9%   36.01       Y        S
   92 Hayden Avenue                               Route 128 Northwest MA         1       31,100  100.0%   52.49       N        S
   100 Hayden Avenue                              Route 128 Northwest MA         1       55,924  100.0%   19.95       N        S
   33 Hayden Avenue                               Route 128 Northwest MA         1       81,536   42.9%   31.32       N        S
   Lexington Office Park                          Route 128 Northwest MA         2      167,293   85.7%   30.06       N        S
   191 Spring Street                              Route 128 Northwest MA         1      162,700  100.0%   31.12       Y        S
   181 Spring Street                              Route 128 Northwest MA         1       53,595   41.2%   36.88       N        S
   201 Spring Street                              Route 128 Northwest MA         1      102,500  100.0%   32.87       N        S
   40 Shattuck Road                               Route 128 Northwest MA         1      120,000   92.2%   27.54       N        S
   Quorum Office Park                             Route 128 Northwest MA         2      259,918  100.0%   19.43       N        S
   Newport Office Park                            Route 128 South MA             1      168,829   44.6%   25.32       N        S
                                                                               ----  ---------------------------
                                                                                40    7,774,526   88.9%  $33.20
                                                                               ----  ---------------------------
Office/Technical
   Fourteen Cambridge Center                      East Cambridge MA              1       67,362  100.0%   22.00       N       CBD
   Bedford Business Park                          Route 128 Northwest MA         2      383,704  100.0%   14.84       Y        S
   17 Hartwell Avenue                             Route 128 Northwest MA         1       30,000  100.0%   11.00       N        S
   164 Lexington Road                             Route 128 Northwest MA         1       64,140  100.0%   10.57       N        S
                                                                               ----  ---------------------------
                                                                                 5      545,206  100.0%  $15.01
                                                                               ----  ---------------------------
Industrial
   40-46 Harvard Street                           Route 128 Southwest MA         1      152,009   72.9%  $ 7.47       N        S
                                                                               ----  ---------------------------

                                               Total Greater Boston:            46    8,471,741   89.3%
                                                                               ====  ===================

(1)  Not included in same property analysis
(2) 93,935 square feet of space added in Q2 2002 is not included in the same property analysis.

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                              AS OF MARCH 31, 2003

                                                                                                                             CENTRAL
                                                                                                     ANNUALIZED ENCUMBERED  BUSINESS
                                                                                                        REVENUE    WITH     DISTRICT
                                                                                                            PER   SECURED   (CBD) OR
                                                                          NUMBER OF   SQUARE    LEASED   LEASED    DEBT     SUBURBAN
                                                      SUB MARKET          BUILDINGS    FEET       %         SF    (Y/N)        (S)
                                               -------------------------- ---------    --------- ------ -------- ----------  -------
GREATER WASHINGTON, DC
Office
      Capital Gallery                             Southwest Washington DC        1      396,894  100.0%    38.23      Y        CBD
      500 E Street, N. W.                         Southwest Washington DC        1      242,769  100.0%    33.23      N        CBD
      Metropolitan Square (51% ownership)         East End Washington DC         1      585,220   97.9%    39.89      Y        CBD
      1301 New York Avenue                        East End Washington DC         1      188,358  100.0%    30.81      Y        CBD
      Market Square North (50% ownership)         East End Washington DC         1      403,721  100.0%    44.45      Y        CBD
      Sumner Square                               CBD Washington DC              1      207,620  100.0%    34.28      Y        CBD
      Decoverly Two                               Montgomery County MD           1       77,747  100.0%    24.18      N         S
      Decoverly Three                             Montgomery County MD           1       77,040  100.0%    26.01      N         S
      Democracy Center                            Montgomery County MD           3      680,644   95.8%    29.87      Y         S
      Montvale Center                             Montgomery County MD           1      120,823   85.8%    24.04      Y         S
      2600 Tower Oaks Boulevard                   Montgomery County MD           1      178,887  100.0%    32.21      Y         S
      Orbital Sciences 1&3                        Loudoun County                 2      176,726  100.0%    23.66      N         S
      Orbital Sciences 2                          Loudoun County                 1      160,502  100.0%    23.66      N         S
      The Arboretum                               Fairfax County VA              1       95,584  100.0%    25.91      N         S
      One Freedom Square (25% ownership)          Fairfax County VA              1      410,308  100.0%    33.95      Y         S
      One Reston Overlook                         Fairfax County VA              1      312,685  100.0%    24.70      Y         S
      Two Reston Overlook                         Fairfax County VA              1      131,594   82.2%    32.75      Y         S
(1)(2)One Discovery Square (50% ownership)        Fairfax County VA              1      181,019  100.0%    36.69      Y         S
(1)(2)Two Discovery Square (50% ownership)        Fairfax County VA              1      185,970   81.9%    30.52      Y         S
      New Dominion Technology Park                Fairfax County VA              1      235,201  100.0%    26.77      Y         S
      Reston Corporate Center                     Fairfax County VA              2      261,046  100.0%    26.78      Y         S
      Lockheed Martin Building                    Fairfax County VA              1      255,244  100.0%    30.59      Y         S
      NIMA Building                               Fairfax County VA              1      263,870  100.0%    29.44      Y         S
                                                                               ---------------------------------
                                                                                27    5,829,472   98.0%   $32.27
                                                                               ---------------------------------
Office/Technical
   (1)Broad Run Business Park                     Loudoun County                 1      127,226   54.7%    21.72      N         S
      Sugarland Business Park, Building One       Fairfax County VA              1       52,797   22.8%    22.12      N         S
      Sugarland Business Park, Building Two       Fairfax County VA              1       59,215   65.9%    20.25      N         S
      7435 Boston Boulevard                       Fairfax County VA              1      103,557   82.3%    15.22      N         S
      7451 Boston Boulevard                       Fairfax County VA              1       47,001   66.1%    15.85      N         S
      7450 Boston Boulevard                       Fairfax County VA              1       62,402  100.0%    20.36      N         S
      7374 Boston Boulevard                       Fairfax County VA              1       57,321  100.0%    13.82      N         S
      8000 Grainger Court                         Fairfax County VA              1       90,465   71.9%    13.71      N         S
      7500 Boston Boulevard                       Fairfax County VA              1       79,971  100.0%    14.60      N         S
      7501 Boston Boulevard                       Fairfax County VA              1       75,756  100.0%    22.89      N         S
      7601 Boston Boulevard                       Fairfax County VA              1      103,750  100.0%    13.81      N         S
      7375 Boston Boulevard                       Fairfax County VA              1       26,865  100.0%    17.83      N         S
      8000 Corporate Court                        Fairfax County VA              1       52,539  100.0%    10.27      N         S
   (1)7300 Boston Boulevard                       Fairfax County VA              1       32,000  100.0%    20.86      N         S
                                                                               ---------------------------------
                                                                                14      970,865   81.6%   $16.82
                                                                               ---------------------------------

                                               Total Greater Washington:        41    6,800,337   95.7%
                                                                               ========================

(1)  Not included in same property analysis
(2) We acquired the remaining 50% interest in these assets and repaid all indebtedness on April 1, 2003.

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                              AS OF MARCH 31, 2003

                                                                                                                             CENTRAL
                                                                                                     ANNUALIZED ENCUMBERED  BUSINESS
                                                                                                        REVENUE    WITH     DISTRICT
                                                                                                            PER   SECURED   (CBD) OR
                                                                          NUMBER OF   SQUARE    LEASED   LEASED    DEBT     SUBURBAN
                                                      SUB MARKET          BUILDINGS    FEET       %         SF    (Y/N)        (S)
                                               ------------------------- ---------    --------- ------ -------- ----------  --------
MIDTOWN MANHATTAN
Office
   599 Lexington Avenue                           Park Avenue NY                 1    1,017,354   97.1%    64.73      Y       CBD
   280 Park Avenue                                Park Avenue NY                 1    1,167,773   98.1%    57.09      Y       CBD
   Citigroup Center                               Park Avenue NY                 1    1,577,959   99.9%    58.38      Y       CBD
(1)399 Park Avenue                                Park Avenue NY                 1    1,677,433  100.0%    68.32      N       CBD
(1)5 Times Square                                 Times Square NY                1    1,101,779  100.0%    51.36      Y       CBD
                                                                               ----  ---------------------------
                                               Total Midtown Manhattan:          5    6,542,298   99.2%   $60.49
                                                                               ====  ===========================
Princeton/East Brunswick, NJ
Office
   101 Carnegie Center                            Princeton NJ                   1      123,659  100.0%   $29.07      Y        S
   104 Carnegie Center                            Princeton NJ                   1      102,830   85.2%    32.54      N        S
   105 Carnegie Center                            Princeton NJ                   1       69,648  100.0%    29.39      N        S
   201 Carnegie Center                            Princeton NJ                   -        6,500  100.0%    24.57      N        S
   202 Carnegie Center                            Princeton NJ                   1      128,705  100.0%    30.77      Y        S
   210 Carnegie Center                            Princeton NJ                   1      161,112  100.0%    32.19      N        S
   211 Carnegie Center                            Princeton NJ                   1       47,025  100.0%    25.51      N        S
   212 Carnegie Center                            Princeton NJ                   1      148,233  100.0%    32.78      N        S
   214 Carnegie Center                            Princeton NJ                   1      152,214   92.3%    31.15      Y        S
   206 Carnegie Center                            Princeton NJ                   1      161,763  100.0%    28.98      Y        S
   302 Carnegie Center                            Princeton NJ                   1       65,135   95.5%    31.65      N        S
   502 Carnegie Center                            Princeton NJ                   1      116,374   95.3%    31.70      N        S
   510 Carnegie Center                            Princeton NJ                   1      234,160  100.0%    26.79      Y        S
   504 Carnegie Center                            Princeton NJ                   1      121,990  100.0%    27.67      Y        S
   506 Carnegie Center                            Princeton NJ                   1      136,213   88.3%    28.98      Y        S
   508 Carnegie Center                            Princeton NJ                   1      131,085  100.0%    27.23      Y        S
   One Tower Center                               East Brunswick NJ              1      410,887   84.4%    34.23      N        S
                                                                               ----  ---------------------------
                                               Total Princeton/East B           16    2,317,533   95.0%   $30.42
                                                                               ====  ===========================

GREATER SAN FRANCISCO
Office
   Embarcadero Center One                         CBD San Francisco CA           1      836,256   95.3%    43.00      Y       CBD
   Embarcadero Center Two                         CBD San Francisco CA           1      779,519   86.3%    45.79      Y       CBD
   Embarcadero Center Three                       CBD San Francisco CA           1      778,752   85.7%    41.14      Y       CBD
   Embarcadero Center Four                        CBD San Francisco CA           1      935,821   92.6%    61.29      Y       CBD
   Federal Reserve                                CBD San Francisco CA           1      149,592   99.8%    49.59      Y       CBD
   West Tower                                     CBD San Francisco CA           1      474,048   96.1%    47.59      Y       CBD
(1)611 Gateway                                    South San Francisco CA         1      250,825    0.0%        -      N        S
   601 and 651 Gateway                            South San Francisco CA         2      509,259   83.4%    38.02      Y        S
                                                                               ----  ---------------------------
                                                                                 9    4,714,072   85.6%   $47.33
                                                                               ----  ---------------------------
Office/Technical
                                                                               ----  ---------------------------
   Hilltop Office Center                          South San Francisco CA         9      142,366   83.1%   $14.79      Y        S
                                                                               ----  ---------------------------

Industrial
   560 Forbes Blvd                                South San Francisco CA         1       40,000  100.0%    10.62      N        S
   430 Rozzi Place                                South San Francisco CA         1       20,000  100.0%    11.80      N        S
                                                                               ----  ---------------------------
                                                                                 2       60,000  100.0%   $10.91
                                                                               ----  ---------------------------

                                               Total Greater San Francisco:     20    4,916,438  85.7%
                                                                               ====  =================

(1)  Not included in same property analysis

                          IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                              AS OF MARCH 31, 2003


                                                                                          ANNUALIZED  ENCUMBERED
                                                                                           REVENUE      WITH         CENTRAL
                                                                                             PER       SECURED      BUSINESS
                                                          NUMBER OF    SQUARE    LEASED     LEASED      DEBT      DISTRICT (CBD)
                                 SUB MARKET               BUILDINGS     FEET        %         SF        (Y/N)     OR SUBURBAN (S)
                             ----------------------      ----------  ----------  -------  ----------  ----------  ---------------
BALTIMORE, MD
Office
                                                          -----      ------------------------------
   100 East Pratt Street     Baltimore MD                    1           641,469   98.5%   $29.62        Y              CBD
                                                          =====      ==============================

RICHMOND, VA
Office
   Riverfront Plaza          Richmond VA                     1           901,757   92.1%   $24.85        Y              CBD
                                                          =====      ==============================

BUCKS COUNTY, PA
Industrial
   38 Cabot Boulevard        Bucks County PA                 1           161,000  100.0%   $ 4.79        N               S
                                                          =====      ==============================

                          Total In-Service Properties:     131        30,752,573   93.0%
                                                          =====      ===================


                      TOP 20 TENANTS BY SQUARE FEET LEASED
--------------------------------------------------------------------------------

                                                                % OF
                   TENANT                        SQ. FT.      PORTFOLIO
-----------------------------------------       ---------     ---------
 1  U.S. Government                             1,397,980       4.55%
 2  Citibank, N.A.                              1,221,602       3.97%
 3  Ernst and Young                             1,064,939       3.46%
 4  Lockheed Martin Corporation                   672,627       2.19%
 5  Shearman & Sterling                           585,808       1.90%
 6  Gillette Company                              485,932       1.58%
 7  Lehman Brothers                               436,723       1.42%
 8  Parametric Technology Corp. (1)               380,987       1.24%
 9  Washington Group International                365,245       1.19%
10  Deutsche Bank                                 346,617       1.13%
11  Orbital Sciences Corporation                  337,228       1.10%
12  Wachovia                                      319,966       1.04%
13  TRW, Inc.                                     318,963       1.04%
14  T. Rowe Price Associates, Inc.                304,129       0.99%
15  Hunton & Williams                             301,081       0.98%
16  Digitas                                       279,182       0.91%
17  Accenture (1)                                 265,622       0.86%
18  Kirkland & Ellis                              264,867       0.86%
19  Tellabs Operations, Inc.                      259,918       0.85%
20  Covance                                       258,831       0.84%

    Total % of Portfolio Square Feet                           32.09%
    Total % of Portfolio Revenue                               33.35%


                   MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT
--------------------------------------------------------------------------------

    TENANT                                                   SQ. FT.
   -----------------------------------------------------    ---------
    Finnegan Henderson Farabow Garrett & Dunner, LLP (2)     348,542
    U.S. Government                                          257,400
    O'Melveney & Myers                                       206,958

(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.
(2) Includes 97,205 sf of space in a property in which Boston Properties has a 50% interest and the remainder in a property in which Boston Properties has a 25% interest.

                               PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------


     PERCENTAGE OF RENTAL REVENUES LESS OPERATING AND REAL ESTATE TAXES FOR
           IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY
                  FOR THE QUARTER ENDED MARCH 31, 2003

--------------------------------------------------------------------------------

                                                          OFFICE/
          GEOGRAPHIC AREA               OFFICE (1)       TECHNICAL       INDUSTRIAL       HOTEL            TOTAL
---------------------------------      -------------    -------------   -------------  -------------   --------------
Greater Boston                                21.2%             0.8%            0.1%           1.1%            23.2%
Greater Washington                            12.9%             1.0%               -              -            13.9%
Greater San Francisco                         16.2%             0.1%            0.2%              -            16.5%
Midtown Manhattan                             37.3%                -               -              -            37.3%
Princeton/East Brunswick, NJ                   5.2%                -               -              -             5.2%
Baltimore, MD                                  1.9%                -               -              -             1.9%
Richmond, VA                                   1.9%                -               -              -             1.9%
Bucks County, PA                                  -                -            0.1%              -             0.1%
                                       -------------    -------------   -------------  -------------   --------------
        Total                                 96.6%             1.9%            0.3%           1.1%           100.0%
                                       =============    =============   =============  =============   ==============


          GEOGRAPHIC AREA                                                   CBD          SUBURBAN          TOTAL
---------------------------------                                       -------------  -------------   --------------
Greater Boston                                                                 15.7%           7.5%            23.2%
Greater Washington                                                              4.5%           9.4%            13.9%
Greater San Francisco                                                          15.0%           1.6%            16.5%
Midtown Manhattan                                                              37.3%              -            37.3%
Princeton/East Brunswick, NJ                                                       -           5.2%             5.2%
Baltimore, MD                                                                   1.9%              -             1.9%
Richmond, VA                                                                    1.9%              -             1.9%
Bucks County, PA                                                                   -           0.1%             0.1%
                                                                        -------------  -------------   --------------
        Total                                                                  76.3%          23.8%           100.0%
                                                                        =============  =============   ==============

(1)  Includes Retail Center (Prudential Center and Embarcadero Center).

                               OCCUPANCY ANALYSIS
--------------------------------------------------------------------------------


                     SAME PROPERTY OCCUPANCY - BY LOCATION
--------------------------------------------------------------------------------

                                                 CBD                      SUBURBAN                    TOTAL
                                  ------------------------------  ------------------------  -------------------------
LOCATION                           31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
-----------------------------     -------------    -------------  ------------ -----------  ------------  -----------
Greater Boston                           90.9%            91.9%         89.4%       93.6%         90.1%        92.8%
Greater Washington                       99.4%            99.0%         96.1%       95.4%         97.2%        96.6%
Midtown Manhattan                        98.6%            99.8%            -           -          98.6%        99.8%
Baltimore, MD                            98.5%            98.2%            -           -          98.5%        98.2%
Princeton/East Brunswick, NJ                -                -          95.0%       89.4%         95.0%        89.4%
Richmond, VA                             92.1%            94.4%            -           -          92.1%        94.4%
Greater San Francisco                    91.3%            94.2%         84.7%       87.1%         90.3%        93.1%
Bucks County, PA                            -                -         100.0%      100.0%        100.0%       100.0%
                                  -------------    -------------  ------------ -----------  ------------  -----------
   Total Portfolio                       94.5%            95.9%         93.0%       93.1%         93.9%        94.7%
                                  =============    =============  ============ ===========  ============  ===========


                      SAME PROPERTY - BY TYPE OF PROPERTY
--------------------------------------------------------------------------------

                                                 CBD                      SUBURBAN                    TOTAL
                                  ------------------------------  ------------------------  -------------------------
                                   31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
                                  -------------    -------------  ------------ -----------  ------------  -----------
Total Office Portfolio                   94.5%            95.9%         93.3%       92.3%         94.0%        94.5%
Total Office/Technical Portfolio        100.0%           100.0%         91.7%       96.8%         92.0%        97.0%
Total Industrial Portfolio                  -                -          89.0%      100.0%         89.0%       100.0%
                                  -------------    -------------  ------------ -----------  ------------  -----------
Total Portfolio                          94.5%            95.9%         93.0%       93.1%         93.9%        94.7%
                                  =============    =============  ============ ===========  ============  ===========

                              IN-SERVICE OFFICE
--------------------------------------------------------------------------------


                               LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                 CURRENT        ANNUALIZED        ANNUALIZED
                RENTABLE         CURRENT        ANNUALIZED       REVENUES        REVENUES UNDER
 YEAR OF     SQUARE FOOTAGE     ANNUALIZED       REVENUES     UNDER EXPIRING    EXPIRING LEASES
  LEASE        SUBJECT TO     REVENUES UNDER  UNDER EXPIRING    LEASES WITH       WITH FUTURE       PERCENTAGE OF
EXPIRATION  EXPIRING LEASES  EXPIRING LEASES   LEASES P.S.F.  FUTURE STEP-UPS  STEP-UPS - P.S.F.  TOTAL SQUARE FEET
----------  ---------------  ---------------   -------------  ---------------  -----------------  -----------------
   2003          934,880      $ 31,905,442       $ 34.13       $ 33,080,461       $ 35.38               3.43%
   2004        2,021,303        80,659,771         39.90         80,976,323         40.06               7.41%
   2005        2,428,800        92,483,117         38.08         94,689,090         38.99               8.91%
   2006        3,055,531       127,406,353         41.70        131,682,176         43.10              11.21%
   2007        2,319,383        88,737,857         38.26         91,668,427         39.52               8.51%
   2008        1,445,992        59,311,164         41.02         62,540,091         43.25               5.30%
   2009        2,395,297        91,728,230         38.30        101,168,091         42.24               8.79%
   2010        1,354,755        61,963,598         45.74         72,188,331         53.29               4.97%
   2011        2,640,733       108,229,193         40.98        124,175,210         47.02               9.69%
   2012        1,970,433        93,093,314         47.25        100,105,961         50.80               7.23%
Thereafter     4,928,886       241,135,520         48.92        292,787,451         59.40              18.08%


                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                                CBD                       SUBURBAN                     TOTAL
                                  ------------------------------  ------------------------  -------------------------
LOCATION                            31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
-----------------------------     -------------    -------------  ------------ -----------  ------------  -----------
Greater Boston                           92.3%            91.8%          84.4%      92.4%         88.9%        92.0%
Greater Washington                       99.4%            99.3%          97.3%      95.1%         98.0%        97.1%
Midtown Manhattan                        99.2%            99.2%             -          -          98.0%        99.2%
Baltimore, MD                            98.5%            98.2%             -          -          98.5%        98.2%
Princeton/East Brunswick, NJ                -                -           95.0%      89.4%         95.0%        94.4%
Richmond, VA                             92.1%            94.4%             -          -          92.1%        89.4%
Greater San Francisco                    91.3%            94.2%          55.9%      87.0%         85.6%        93.4%
Bucks County, PA                          n/a              n/a            n/a        n/a           n/a          n/a
                                  -------------    -------------  ------------ -----------  ------------  -----------
   Total Portfolio                       95.5%            96.4%          89.5%      92.4%         93.3%        95.0%
                                  =============    =============  ============ ===========  ============  ===========

*  Includes approximately 1,500,000 of retail square footage.

                    IN-SERVICE OFFICE/TECHINICAL PROPERTIES
--------------------------------------------------------------------------------


                               LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                 CURRENT        ANNUALIZED        ANNUALIZED
                RENTABLE         CURRENT        ANNUALIZED       REVENUES        REVENUES UNDER
 YEAR OF     SQUARE FOOTAGE     ANNUALIZED       REVENUES     UNDER EXPIRING    EXPIRING LEASES
  LEASE        SUBJECT TO     REVENUES UNDER  UNDER EXPIRING    LEASES WITH       WITH FUTURE       PERCENTAGE OF
EXPIRATION  EXPIRING LEASES  EXPIRING LEASES   LEASES P.S.F.  FUTURE STEP-UPS  STEP-UPS - P.S.F.  TOTAL SQUARE FEET
----------  ---------------  ---------------   -------------  ---------------  -----------------  -----------------
   2003          108,048         1,601,327       $ 14.82        $ 1,601,327       $ 14.82               6.52%
   2004           82,291         1,455,479         17.69          1,481,003         18.00               4.96%
   2005          148,414         2,108,360         14.21          2,207,509         14.87               8.95%
   2006          297,604         3,994,589         13.42          4,382,165         14.72              17.94%
   2007          317,912         5,381,118         16.93          5,941,443         18.69              19.17%
   2008                -                 -             -                  -             -                  -
   2009                -                 -             -                  -             -                  -
   2010           79,971         1,167,906         14.60          1,167,906         14.60               4.82%
   2011          137,321         2,376,904         17.31          2,576,904         18.77               8.28%
   2012           67,362         1,481,908         22.00          1,633,473         24.25               4.06%
Thereafter       135,750         2,100,261         15.47          2,329,700         17.16               8.19%



                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                                CBD                       SUBURBAN                     TOTAL
                                  ------------------------------  ------------------------  -------------------------
LOCATION                            31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
-----------------------------     -------------    -------------  ------------ -----------  ------------  -----------
Greater Boston                          100.0%           100.0%         100.0%     100.0%        100.0%       100.0%
Greater Washington                          -                -           81.6%      97.7%         81.6%        97.7%
Midtown Manhattan                         n/a              n/a            n/a        n/a           n/a          n/a
Baltimore, MD                             n/a              n/a            n/a        n/a           n/a          n/a
Princeton/East Brunswick, NJ              n/a              n/a            n/a        n/a           n/a          n/a
Richmond, VA                              n/a              n/a            n/a        n/a           n/a          n/a
Greater San Francisco                       -                -           83.1%      82.1%         83.1%        82.1%
Bucks County, PA                          n/a              n/a            n/a        n/a           n/a          n/a
                                  -------------    -------------  ------------ -----------  ------------  -----------
   Total Portfolio                      100.0%           100.0%          87.3%      96.9%         87.8%        97.0%
                                  =============    =============  ============ ===========  ============  ===========

                        IN-SERVICE INDUSTRIAL PROPERTIES
--------------------------------------------------------------------------------


                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                 CURRENT        ANNUALIZED        ANNUALIZED
                RENTABLE         CURRENT        ANNUALIZED       REVENUES        REVENUES UNDER
 YEAR OF     SQUARE FOOTAGE     ANNUALIZED       REVENUES     UNDER EXPIRING    EXPIRING LEASES
  LEASE        SUBJECT TO     REVENUES UNDER  UNDER EXPIRING    LEASES WITH       WITH FUTURE       PERCENTAGE OF
EXPIRATION  EXPIRING LEASES  EXPIRING LEASES   LEASES P.S.F.  FUTURE STEP-UPS  STEP-UPS - P.S.F.  TOTAL SQUARE FEET
----------  ---------------  ---------------   -------------  ---------------  -----------------  -----------------
   2003          128,105        $  956,761        $ 7.47         $  956,761        $ 7.47              34.34%
   2004          201,000         1,195,884          5.95          1,205,484          6.00              53.89%
   2005                -                 -             -                  -             -                  -
   2006                -                 -             -                  -             -                  -
   2007           20,000           235,932         11.80            260,859         13.04               5.36%
   2008                -                 -             -                  -             -                  -
   2009                -                 -             -                  -             -                  -
   2010                -                 -             -                  -             -                  -
   2011                -                 -             -                  -             -                  -
   2012                -                 -             -                  -             -                  -
Thereafter             -                 -             -                  -             -                  -


                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                                CBD                       SUBURBAN                     TOTAL
                                  ------------------------------  ------------------------  -------------------------
LOCATION                            31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
-----------------------------     -------------    -------------  ------------ -----------  ------------  -----------
Greater Boston                               -                -          72.9%     100.0%         72.9%       100.0%
Greater Washington                         n/a              n/a           n/a        n/a           n/a          n/a
Midtown Manhattan                          n/a              n/a           n/a        n/a           n/a          n/a
Baltimore, MD                              n/a              n/a           n/a        n/a           n/a          n/a
Princeton/East Brunswick, NJ               n/a              n/a           n/a        n/a           n/a          n/a
Richmond, VA                               n/a              n/a           n/a        n/a           n/a          n/a
Greater San Francisco                        -                -         100.0%      78.6%        100.0%        78.6%
Bucks County, PA                             -                -         100.0%     100.0%        100.0%       100.0%
                                  -------------    -------------  ------------ -----------  ------------  -----------
   Total Portfolio                           -                -          89.0%      89.9%         89.0%        89.9%
                                  =============    =============  ============ ===========  ============  ===========

                          IN-SERVICE RETAIL PROPERTIES
--------------------------------------------------------------------------------


                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                 CURRENT        ANNUALIZED        ANNUALIZED
                RENTABLE         CURRENT        ANNUALIZED       REVENUES        REVENUES UNDER
 YEAR OF     SQUARE FOOTAGE     ANNUALIZED       REVENUES     UNDER EXPIRING    EXPIRING LEASES
  LEASE        SUBJECT TO     REVENUES UNDER  UNDER EXPIRING    LEASES WITH       WITH FUTURE       PERCENTAGE OF
EXPIRATION  EXPIRING LEASES  EXPIRING LEASES   LEASES P.S.F.  FUTURE STEP-UPS  STEP-UPS - P.S.F.  TOTAL SQUARE FEET
----------  ---------------  ---------------   -------------  ---------------  -----------------  -----------------
   2003           76,417       $ 5,019,852       $ 65.69(1)     $ 5,429,592       $ 71.05               5.25%
   2004           83,788         4,731,191         56.47          4,813,473         57.45               5.75%
   2005           93,975         3,606,561         38.38          3,736,052         39.76               6.45%
   2006           55,566         2,497,448         44.95          2,527,233         45.48               3.81%
   2007           47,479         1,920,637         40.45          2,055,205         43.29               3.26%
   2008           61,901         2,500,575         40.40          2,670,280         43.14               4.25%
   2009           35,048         1,201,172         34.27          1,287,910         36.75               2.41%
   2010           84,321         3,265,547         38.73          3,648,961         43.27               5.79%
   2011           41,289         2,497,391         60.49          2,898,528         70.20               2.83%
   2012          100,460         4,073,451         40.55          4,645,521         46.24               6.90%
Thereafter       530,046        25,193,664         47.53         31,493,579         59.42              36.39%

(1) Includes $1,366,400 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES
--------------------------------------------------------------------------------


                                LEASE EXPIRATION
--------------------------------------------------------------------------------

                                                 CURRENT        ANNUALIZED        ANNUALIZED
                RENTABLE         CURRENT        ANNUALIZED       REVENUES        REVENUES UNDER
 YEAR OF     SQUARE FOOTAGE     ANNUALIZED       REVENUES     UNDER EXPIRING    EXPIRING LEASES
  LEASE        SUBJECT TO     REVENUES UNDER  UNDER EXPIRING    LEASES WITH       WITH FUTURE       PERCENTAGE OF
EXPIRATION  EXPIRING LEASES  EXPIRING LEASES   LEASES P.S.F.  FUTURE STEP-UPS  STEP-UPS - P.S.F.  TOTAL SQUARE FEET
----------  ---------------  ---------------   -------------  ---------------  -----------------  -----------------
   2003        1,247,450      $ 39,483,381       $ 31.65       $ 41,068,141       $ 32.92               4.06%
   2004        2,388,382        88,042,325         36.86         88,476,284         37.04               7.77%
   2005        2,671,189        98,198,037         36.76        100,632,651         37.67               8.69%
   2006        3,408,701       133,898,390         39.28        138,591,575         40.66              11.08%
   2007        2,704,774        96,275,545         35.59         99,925,933         36.94               8.80%
   2008        1,507,893        61,811,739         40.99         65,210,371         43.25               4.90%
   2009        2,430,345        92,929,402         38.24        102,456,001         42.16               7.90%
   2010        1,519,047        66,397,050         43.71         77,005,197         50.69               4.94%
   2011        2,819,343       113,103,488         40.12        129,650,643         45.99               9.17%
   2012        2,138,255        98,648,673         46.14        106,384,954         49.75               6.95%
Thereafter     5,594,682       268,429,444         47.98        326,610,731         58.38              18.19%


                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                                CBD                       SUBURBAN                     TOTAL
                                  ------------------------------  ------------------------  -------------------------
LOCATION                            31-MAR-03        31-MAR-02      31-MAR-03   31-MAR-02     31-MAR-03    31-MAR-02
-----------------------------     -------------    -------------  ------------ -----------  ------------  -----------
Greater Boston                          92.4%             91.9%          85.8%      93.6%         89.3%        92.8%
Greater Washington                      99.4%             99.3%          94.1%      95.6%         95.7%        97.2%
Midtown Manhattan                       99.2%             99.2%              -          -         99.2%        99.2%
Baltimore, MD                           98.5%             98.2%              -          -         98.5%        98.2%
Princeton/East Brunswick, NJ                -                 -          95.0%      89.4%         95.0%        94.4%
Richmond, VA                            92.1%             94.4%              -          -         92.1%        89.4%
Greater San Francisco                   91.3%             94.2%          62.6%      83.7%         85.7%        92.2%
Bucks County, PA                            -                 -         100.0%     100.0%        100.0%       100.0%
                                  -------------    -------------  ------------ -----------  ------------  -----------
   Total Portfolio                      95.5%             96.4%          89.2%      92.8%         93.0%        95.1%
                                  =============    =============  ============ ===========  ============  ===========

                      IN-SERVICE GREATER BOSTON PROPERTIES
--------------------------------------------------------------------------------


                       LEASE EXPIRATIONS - GREATER BOSTON
--------------------------------------------------------------------------------

                                                    OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003             186,178          $ 6,151,291     $ 33.04     $ 7,220,021        $ 38.78
     2004             569,330           22,193,188       38.98      22,499,006          39.52
     2005             860,062           34,498,142       40.11      35,083,077          40.79
     2006             549,149           20,093,990       36.59      20,444,355          37.23
     2007             476,404           18,984,677       39.85      19,635,178          41.22
     2008             318,472           10,389,164       32.62      10,985,588          34.49
     2009             976,179           35,602,391       36.47      39,343,548          40.30
     2010             197,524            6,877,307       34.82       7,717,837          39.07
     2011             762,735           28,440,889       37.29      33,578,036          44.02
     2012             613,127           22,313,579       36.39      24,711,065          40.30
  Thereafter          679,652           26,771,786       39.39      34,227,386          50.36


                                                OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003                   -          $         -     $     -     $         -        $     -
     2004                   -                    -           -               -              -
     2005                   -                    -           -               -              -
     2006             253,704            3,303,315       13.02       3,637,962          14.34
     2007             144,140            1,813,124       12.58       2,236,404          15.52
     2008                   -                    -           -               -              -
     2009                   -                    -           -               -              -
     2010                   -                    -           -               -              -
     2011              80,000            1,584,819       19.81       1,784,820          22.31
     2012              67,362            1,481,908       22.00       1,633,473          24.25
  Thereafter                -                    -           -               -              -

                                                   INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003             128,105            $ 956,761      $ 7.47       $ 956,761         $ 7.47
     2004                   -                    -           -               -              -
     2005                   -                    -           -               -              -
     2006                   -                    -           -               -              -
     2007                   -                    -           -               -              -
     2008                   -                    -           -               -              -
     2009                   -                    -           -               -              -
     2010                   -                    -           -               -              -
     2011                   -                    -           -               -              -
     2012                   -                    -           -               -              -
  Thereafter                -                    -           -               -              -


                                                     RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003              46,336          $ 3,787,977     $ 81.75     $ 4,197,717        $ 90.59
     2004              41,351            3,103,457       75.05       3,161,919          76.47
     2005              59,879            2,231,245       37.26       2,303,245          38.46
     2006              15,653              999,001       63.82       1,005,681          64.25
     2007                 432               85,923      198.90          93,300         215.97
     2008              13,833              720,177       52.06         720,177          52.06
     2009                   -                    -           -               -              -
     2010              38,265            1,466,557       38.33       1,540,777          40.27
     2011              11,599              581,328       50.12         629,829          54.30
     2012              52,284            1,719,316       32.88       1,779,540          34.04
  Thereafter          345,026           10,533,989       30.53      12,301,530          35.65


(1) Includes $1,366,400 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                      IN-SERVICE GREATER BOSTON PROPERTIES
--------------------------------------------------------------------------------


                  QUARTERLY LEASE EXPIRATIONS - GREATER BOSTON
--------------------------------------------------------------------------------

                                                    OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -          $         -     $     -     $         -        $     -
   Q2 2003             79,346            2,506,322       31.59       2,650,365          33.40
   Q3 2003             68,477            2,519,880       36.80       3,449,830          50.38
   Q4 2003             38,355            1,125,088       29.33       1,119,826          29.20
                    ---------        -------------     -------   -------------        -------
  Total 2003          186,178          $ 6,151,291     $ 33.04     $ 7,220,021        $ 38.78
                    =========        =============     =======   =============        =======
   Q1 2004             57,562          $ 1,991,543       34.60     $ 1,998,437          34.72
   Q2 2004             78,637            2,789,802       35.48       2,813,403          35.78
   Q3 2004            334,637           13,779,717       41.18      14,027,794          41.92
   Q4 2004             98,494            3,632,126       36.88       3,659,371          37.15
                    ---------        -------------     -------   -------------        -------
  Total 2004          569,330          $22,193,188     $ 38.98     $22,499,006        $ 39.52
                    =========        =============     =======   =============        =======


                                                OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -                  $ -         $ -             $ -            $ -
   Q2 2003                  -                    -           -               -              -
   Q3 2003                  -                    -           -               -              -
   Q4 2003                  -                    -           -               -              -
                    ---------        -------------     -------   -------------        -------
  Total 2003                -                  $ -         $ -             $ -            $ -
                    =========        =============     =======   =============        =======

   Q1 2004                  -                  $ -         $ -             $ -            $ -
   Q2 2004                  -                    -           -               -              -
   Q3 2004                  -                    -           -               -              -
   Q4 2004                  -                    -           -               -              -
                    ---------        -------------     -------   -------------        -------
  Total 2004                -                  $ -         $ -             $ -            $ -
                    =========        =============     =======   =============        =======


                                                 INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -            $       -      $    -        $       -        $    -
   Q2 2003                  -                    -           -                -             -
   Q3 2003            128,105              956,761        7.47          956,761          7.47
   Q4 2003                  -                    -           -                -             -
                    ---------        -------------     -------   --------------       -------
  Total 2003          128,105            $ 956,761      $ 7.47        $ 956,761        $ 7.47
                    =========        =============     =======   ==============       =======

   Q1 2004                  -            $       -      $    -                -        $    -
   Q2 2004                  -                    -           -                -             -
   Q3 2004                  -                    -           -                -             -
   Q4 2004                  -                    -           -                -             -
                    ---------        -------------     -------   --------------       -------
  Total 2004                -            $       -      $    -        $       -        $    -
                    =========        =============     =======   ==============       =======


                                                   RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     Q1 2003                -          $         -     $     -     $         -        $     -
     Q2 2003           18,000            1,181,414       65.63       1,436,006          79.78
     Q3 2003            1,075              115,000      106.98         139,000         129.30
     Q4 2003           27,261            2,491,563       91.40       2,622,711          96.21
                    ---------        -------------     -------   -------------        -------
    Total 2003         46,336          $ 3,787,977     $ 81.75     $ 4,197,717        $ 90.59
                    =========        =============     =======   =============        =======

     Q1 2004           23,776          $ 1,911,075       80.38     $ 1,969,537        $ 82.84
     Q2 2004            9,669              682,665       70.60         682,665          70.60
     Q3 2004            3,187              270,095       84.75         270,095          84.75
     Q4 2004            4,719              239,622       50.78         239,622          50.78
                    ---------        -------------     -------   -------------        -------
    Total 2004         41,351          $ 3,103,457     $ 75.05     $ 3,161,919        $ 76.47
                    =========        =============     =======   =============        =======

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
--------------------------------------------------------------------------------


                     LEASE EXPIRATIONS - GREATER WASHINGTON
--------------------------------------------------------------------------------

                                                   OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003              115,118         $ 3,477,168     $ 30.21     $ 3,488,347        $ 30.30
     2004              223,328           8,295,901       37.15       8,400,122          37.61
     2005              468,812          16,822,847       35.88      17,781,855          37.93
     2006              428,211          12,284,660       28.69      13,408,968          31.31
     2007              627,655          20,679,207       32.95      20,933,830          33.35
     2008              453,474          13,655,652       30.11      14,416,923          31.79
     2009              712,625          24,512,874       34.40      26,232,419          36.81
     2010              501,777          19,400,336       38.66      25,228,577          50.28
     2011            1,062,026          32,702,140       30.79      38,792,015          36.53
     2012              312,983          10,540,351       33.68      13,316,440          42.55
  Thereafter           773,480          21,634,176       27.97      27,483,620          35.53


                                              OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003              75,528          $ 1,049,148     $ 13.89     $ 1,049,148        $ 13.89
     2004              67,791            1,217,855       17.96       1,237,019          18.25
     2005             101,345            1,446,473       14.27       1,518,693          14.99
     2006              33,400              527,690       15.80         569,160          17.04
     2007             163,422            3,439,114       21.04       3,546,639          21.70
     2008                   -                    -           -               -              -
     2009                   -                    -           -               -              -
     2010              79,971            1,167,906       14.60       1,167,906          14.60
     2011              57,321              792,084       13.82         792,084          13.82
     2012                   -                    -           -               -              -
  Thereafter          135,750            2,100,261       15.47       2,329,700          17.16

                                                 INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   2003                     -                  $ -         $ -             $ -            $ -
   2004                     -                    -           -               -              -
   2005                     -                    -           -               -              -
   2006                     -                    -           -               -              -
   2007                     -                    -           -               -              -
   2008                     -                    -           -               -              -
   2009                     -                    -           -               -              -
   2010                     -                    -           -               -              -
   2011                     -                    -           -               -              -
   2012                     -                    -           -               -              -
Thereafter                  -                    -           -               -              -


                                                    RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003                 810             $ 25,880     $ 31.95        $ 25,880         $31.95
     2004               3,026              141,873       46.88         144,898          47.88
     2005               4,274              141,615       33.13         144,134          33.72
     2006               3,309              114,577       34.63         114,942          34.74
     2007              16,548              426,048       25.75         452,000          27.31
     2008              16,338              598,212       36.61         685,147          41.94
     2009                   -                    -           -               -              -
     2010              10,277              379,567       36.93         440,272          42.84
     2011              11,221              475,535       42.38         535,392          47.71
     2012               7,519              154,829       20.59         189,058          25.14
  Thereafter           17,153              551,814       32.17         870,684          50.76

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
--------------------------------------------------------------------------------


                QUARTERLY LEASE EXPIRATIONS - GREATER WASHINGTON
--------------------------------------------------------------------------------

                                                  OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -          $         -     $     -     $         -        $     -
   Q2 2003             72,840            2,122,428       29.14       2,122,428          29.14
   Q3 2003             23,624              858,856       36.36         868,067          36.75
   Q4 2003             18,654              495,884       26.58         497,851          26.69
                    ---------        -------------     -------   -------------        -------
  Total 2003          115,118          $ 3,477,168     $ 30.21     $ 3,488,347        $ 30.30
                    =========        =============     =======   =============        =======

   Q1 2004             50,565          $ 1,684,144        $ 33       1,690,445          33.43
   Q2 2004             46,308            1,469,143       31.73       1,501,158          32.42
   Q3 2004             94,622            3,946,573       41.71       3,988,849          42.16
   Q4 2004             31,833            1,196,041       37.57       1,219,669          38.31
                    ---------        -------------     -------   -------------        -------
  Total 2004          223,328          $ 8,295,901     $ 37.15     $ 8,400,122        $ 37.61
                    =========        =============     =======   =============        =======


                                                OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -          $         -     $     -     $         -        $     -
   Q2 2003             23,439              354,985       15.15         354,985          15.15
   Q3 2003             45,089              574,611       12.74         574,611          12.74
   Q4 2003              7,000           119,551.32       17.08      119,551.32          17.08
                    ---------        -------------     -------   -------------        -------
  Total 2003           75,528          $ 1,049,148     $ 13.89     $ 1,049,148        $ 13.89
                    =========        =============     =======   =============        =======

   Q1 2004             14,338          $   233,850       16.31         239,826          16.73
   Q2 2004             43,101              758,705       17.60         765,405          17.76
   Q3 2004                  -                    -           -               -              -
   Q4 2004             10,352              225,301       21.76         231,788          22.39
                    ---------        -------------     -------   -------------        -------
  Total 2004           67,791          $ 1,217,855     $ 17.96     $ 1,237,019        $ 18.25
                    =========        =============     =======   =============        =======


                                                 INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -                  $ -         $ -             $ -            $ -
   Q2 2003                  -                    -           -               -              -
   Q3 2003                  -                    -           -               -              -
   Q4 2003                  -                    -           -               -              -
                    ---------        -------------     -------   -------------        -------
  Total 2003                -                  $ -         $ -               -              -
                    =========        =============     =======   =============        =======

   Q1 2004                  -                  $ -         $ -             $ -            $ -
   Q2 2004                  -                    -           -               -              -
   Q3 2004                  -                    -           -               -              -
   Q4 2004                  -                    -           -               -              -
                    ---------        -------------     -------   -------------        -------
  Total 2004                -                  $ -         $ -             $ -            $ -
                    =========        =============     =======   =============        =======


                                                  RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -            $       -     $     -       $       -        $     -
   Q2 2003                  -                    -           -               -              -
   Q3 2003                  -                    -           -               -              -
   Q4 2003                810               25,880       31.95          25,880          31.95
                    ---------        -------------     -------   -------------        -------
  Total 2003              810            $  25,880     $ 31.95       $  25,880        $ 31.95
                    =========        =============     =======   =============        =======

   Q1 2004                  -            $       -     $     -       $       -        $     -
   Q2 2004              3,026              141,873       46.88         144,898          47.88
   Q3 2004                  -                    -           -               -              -
   Q4 2004                  -                    -           -               -              -
                    ---------        -------------     -------   -------------        -------
  Total 2004            3,026            $ 141,873     $ 46.88       $ 144,898        $ 47.88
                    =========        =============     =======   =============        =======

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
--------------------------------------------------------------------------------


                    LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                                    OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003             353,717         $ 13,079,585     $ 36.98     $ 13,158,200       $ 37.20
     2004             565,173           25,769,922       45.60       25,623,068         45.34
     2005             362,763           16,511,396       45.52       16,724,043         46.10
     2006             885,615           43,334,697       48.93       45,065,058         50.89
     2007             439,671           20,864,579       47.45       21,544,272         49.00
     2008             206,253            8,165,192       39.59        8,612,229         41.76
     2009             254,262           11,159,278       43.89       11,836,192         46.55
     2010             183,923           11,046,074       60.06       12,919,894         70.25
     2011             192,689           17,982,929       93.33       18,475,523         95.88
     2012             122,682            5,240,737       42.72        5,755,399         46.91
  Thereafter          187,954            7,690,557       40.92        8,059,952         42.88


                                               OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003              32,520            $ 552,179     $ 16.98       $ 552,179        $ 16.98
     2004              14,500              237,624       16.39         243,984          16.83
     2005              47,069              661,887       14.06         688,817          14.63
     2006              10,500              163,584       15.58         175,044          16.67
     2007              10,350              128,880       12.45         158,400          15.30
     2008                   -                    -           -               -              -
     2009                   -                    -           -               -              -
     2010                   -                    -           -               -              -
     2011                   -                    -           -               -              -
     2012                   -                    -           -               -              -
  Thereafter                -                    -           -               -              -

                                                  INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003                   -            $       -     $     -        $      -        $     -
     2004              40,000              424,836       10.62         434,436          10.86
     2005                   -                    -           -               -              -
     2006                   -                    -           -               -              -
     2007              20,000              235,932       11.80         260,859          13.04
     2008                   -                    -           -               -              -
     2009                   -                    -           -               -              -
     2010                   -                    -           -               -              -
     2011                   -                    -           -               -              -
     2012                   -                    -           -               -              -
  Thereafter                -                    -           -               -              -


                                                    RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     2003              26,144          $   936,065     $ 35.80     $   936,065        $ 35.80
     2004              32,674            1,190,976       36.45       1,208,976          37.00
     2005              23,012              722,948       31.42         743,964          32.33
     2006              18,043              588,446       32.61         595,575          33.01
     2007              22,973              992,584       43.21       1,077,591          46.91
     2008              24,937              955,173       38.30       1,008,375          40.44
     2009              35,048            1,201,172       34.27       1,287,910          36.75
     2010              30,749            1,090,426       35.46       1,261,416          41.02
     2011               3,474              135,096       38.89         168,024          48.37
     2012              35,018            1,577,977       45.06       1,858,625          53.08
  Thereafter            9,279              567,998       61.21         662,484          71.40

                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
--------------------------------------------------------------------------------


              QUARTERLY LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                                    OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -         $          -     $     -     $          -       $     -
   Q2 2003             48,331            1,596,821       33.04        1,669,945         34.55
   Q3 2003             22,043              719,111       32.62          719,111         32.62
   Q4 2003            283,343           10,763,653       37.99       10,769,144         38.01
                    ---------        -------------     -------   --------------       -------
  Total 2003          353,717         $ 13,079,585     $ 36.98     $ 13,158,200         37.20
                    =========        =============     =======   ==============       =======

   Q1 2004             35,049            1,868,897       53.32        1,885,155         53.79
   Q2 2004            147,317            6,265,281       42.53        6,268,653         42.55
   Q3 2004            240,734           11,354,635       47.17       11,164,947         46.38
   Q4 2004            142,073            6,281,110       44.21        6,304,313         44.37
                    ---------        -------------     -------   --------------       -------
  Total 2004          565,173         $ 25,769,922     $ 45.60     $ 25,623,068       $ 45.34
                    =========        =============     =======   ==============       =======


                                               OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -            $       -     $     -       $       -        $     -
   Q2 2003              9,265              183,068       19.76         183,068          19.76
   Q3 2003             17,047              258,408       15.16         258,408          15.16
   Q4 2003              6,208              110,703       17.83         110,703          17.83
                    ---------        -------------     -------   --------------       -------
  Total 2003           32,520            $ 552,179     $ 16.98       $ 552,179        $ 16.98
                    =========        =============     =======   ==============       =======

   Q1 2004                  -            $       -     $     -               -        $     -
   Q2 2004              5,000               77,940       15.59          80,040          16.01
   Q3 2004              5,500              102,936       18.72         105,576          19.20
   Q4 2004              4,000               56,748       14.19          58,368          14.59
                    ---------        -------------     -------   --------------       -------
  Total 2004           14,500            $ 237,624     $ 16.39       $ 243,984        $ 16.83
                    =========        =============     =======   ==============       =======


                                                 INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
     Q1 2003                -            $       -     $     -       $       -        $     -
     Q2 2003                -                    -           -               -              -
     Q3 2003                -                    -           -               -              -
     Q4 2003                -                    -           -               -              -
                    ---------        -------------     -------   --------------       -------
    Total 2003              -            $       -     $     -       $       -              -
                    =========        =============     =======   ==============       =======

     Q1 2004                -                    -           -               -              -
     Q2 2004                -                    -           -               -              -
     Q3 2004                -                    -           -               -              -
     Q4 2004           40,000              424,836       10.62         434,436          10.86
                    ---------        -------------     -------   --------------       -------
    Total 2004         40,000            $ 424,836     $ 10.62       $ 434,436        $ 10.86
                    =========        =============     =======   ==============       =======


                                                    RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
   Q1 2003                  -          $         -     $     -     $         -        $     -
   Q2 2003              6,304              339,060       53.78         339,060          53.78
   Q3 2003                  -                    -           -               -              -
   Q4 2003             19,840              597,005       30.09         597,005          30.09
                    ---------        -------------     -------   --------------       -------
  Total 2003           26,144          $   936,065     $ 35.80     $   936,065        $ 35.80
                    =========        =============     =======   ==============       =======

   Q1 2004             16,598          $620,294.52     $ 37.37         620,295        $ 37.37
   Q2 2004                  -                    -           -               -              -
   Q3 2004              4,982              212,304       42.61         212,304          42.61
   Q4 2004             11,094              358,378       32.30         376,378          33.93
                    ---------        -------------     -------   --------------       -------
  Total 2004           32,674          $ 1,190,976     $ 36.45     $ 1,208,976        $ 37.00
                    =========        =============     =======   ==============       =======

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
-------------------------------------------------------------------------------


                      LEASE EXPIRATIONS - MIDTOWN MANHATTAN
-------------------------------------------------------------------------------

                                                                OFFICE
                   --------------------------------------------------------------------------------------------
                                                                                    ANNUALIZED
                    RENTABLE SQUARE          CURRENT ANNUALIZED      PER           REVENUES UNDER         PER
YEAR OF LEASE      FOOTAGE SUBJECT TO          REVENUES UNDER       SQUARE        EXPIRING LEASES        SQUARE
  EXPIRATION        EXPIRING LEASES            EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS      FOOT
-------------      ------------------        ------------------    --------     --------------------    -------
     2003                   73,300               $ 4,037,832       $ 55.09         $ 4,037,832          $ 55.09
     2004                  164,723                 9,617,761         58.39           9,632,785            58.48
     2005                  110,791                 7,474,863         67.47           7,513,787            67.82
     2006                  481,316                30,957,905         64.32          31,391,517            65.22
     2007                  182,649                10,909,717         59.73          11,012,612            60.29
     2008                  462,395                26,948,656         58.28          28,368,522            61.35
     2009                  259,553                14,502,653         55.88          17,075,638            65.79
     2010                  287,774                18,957,973         65.88          20,024,751            69.58
     2011                  363,724                21,211,117         58.32          24,578,487            67.57
     2012                  891,075                54,043,460         60.65          55,103,779            61.84
  Thereafter             3,006,625               176,622,252         58.74         213,692,730            71.07


                                                    OFFICE/TECHNICAL
                 -------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE         CURRENT ANNUALIZED     PER       REVENUES UNDER        PER
YEAR OF LEASE    FOOTAGE SUBJECT TO         REVENUES UNDER      SQUARE     EXPIRING LEASES      SQUARE
  EXPIRATION      EXPIRING LEASES           EXPIRING LEASES      FOOT    WITH FUTURE STEP-UPS    FOOT
-------------    ------------------       ------------------    ------   --------------------   ------
     2003               -                     $ -                $ -              $ -            $ -
     2004               -                       -                  -                -              -
     2005               -                       -                  -                -              -
     2006               -                       -                  -                -              -
     2007               -                       -                  -                -              -
     2008               -                       -                  -                -              -
     2009               -                       -                  -                -              -
     2010               -                       -                  -                -              -
     2011               -                       -                  -                -              -
     2012               -                       -                  -                -              -
  Thereafter            -                       -                  -                -              -

                                                          INDUSTRIAL
                     -----------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                       RENTABLE SQUARE     CURRENT ANNUALIZED        PER          REVENUES UNDER         PER
   YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER         SQUARE       EXPIRING LEASES        SQUARE
     EXPIRATION        EXPIRING LEASES      EXPIRING LEASES          FOOT      WITH FUTURE STEP-UPS      FOOT
   -------------     ------------------    ------------------       ------     --------------------     ------
        2003                  -                     $ -               $ -              $ -                 $ -
        2004                  -                       -                 -                -                   -
        2005                  -                       -                 -                -                   -
        2006                  -                       -                 -                -                   -
        2007                  -                       -                 -                -                   -
        2008                  -                       -                 -                -                   -
        2009                  -                       -                 -                -                   -
        2010                  -                       -                 -                -                   -
        2011                  -                       -                 -                -                   -
        2012                  -                       -                 -                -                   -
     Thereafter               -                       -                 -                -                   -


                                                              RETAIL
                ----------------------------------------------------------------------------------------------
                                                                                ANNUALIZED
                 RENTABLE SQUARE       CURRENT ANNUALIZED       PER           REVENUES UNDER            PER
YEAR OF LEASE   FOOTAGE SUBJECT TO       REVENUES UNDER        SQUARE         EXPIRING LEASES          SQUARE
  EXPIRATION     EXPIRING LEASES         EXPIRING LEASES        FOOT        WITH FUTURE STEP-UPS        FOOT
-------------   -----------------      ------------------     --------      --------------------      --------
     2003                 1,956            $ 261,210          $ 133.54                 $ 261,210      $ 133.54
     2004                 1,650              184,030            111.53                   186,824        113.23
     2005                 1,514              271,491            179.32                   291,602        192.60
     2006                15,225              647,835             42.55                   663,446         43.58
     2007                   826              183,205            221.80                   199,437        241.45
     2008                 3,232              149,334             46.20                   165,876         51.32
     2009                     -                    -                 -                         -             -
     2010                 5,030              328,996             65.41                   406,496         80.81
     2011                14,995            1,305,431             87.06                 1,565,284        104.39
     2012                 5,639              621,329            110.18                   818,298        145.11
  Thereafter            152,056           13,311,187             87.54                17,415,052        114.53

                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
-------------------------------------------------------------------------------


                QUARTERLY LEASE EXPIRATIONS - MIDTOWN MANHATTAN
-------------------------------------------------------------------------------

                                                           OFFICE
                ----------------------------------------------------------------------------------------------
                                                                                ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED        PER          REVENUES UNDER            PER
YEAR OF LEASE   FOOTAGE SUBJECT TO       REVENUES UNDER         SQUARE        EXPIRING LEASES          SQUARE
  EXPIRATION      EXPIRING LEASES       EXPIRING LEASES          FOOT       WITH FUTURE STEP-UPS        FOOT
-------------   ------------------     ------------------      --------     --------------------      --------
   Q1 2003                  -              $         -         $     -          $         -            $     -
   Q2 2003             43,695                2,425,560           55.51            2,425,560              55.51
   Q3 2003              4,106                  231,903           56.48              231,903              56.48
   Q4 2003             25,499                1,380,369           54.13            1,380,369              54.13
                ------------------     ------------------      --------     --------------------      --------
  Total 2003           73,300              $ 4,037,832         $ 55.09          $ 4,037,832            $ 55.09
                ==================     ==================      ========     ====================      ========

   Q1 2004                  -              $         -               -          $         -                  -
   Q2 2004             53,473                4,145,985           77.53            4,145,985              77.53
   Q3 2004                  -                        -               -                    -                  -
   Q4 2004            111,250                5,471,776           49.18            5,486,800              49.32
                ------------------     ------------------      --------     --------------------      --------
  Total 2004          164,723              $ 9,617,761         $ 58.39          $ 9,632,785            $ 58.48
                ==================     ==================      ========     ====================      ========


                                                             OFFICE/TECHNICAL
                    -----------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                     RENTABLE SQUARE       CURRENT ANNUALIZED      PER            REVENUES UNDER        PER
YEAR OF LEASE       FOOTAGE SUBJECT TO       REVENUES UNDER       SQUARE         EXPIRING LEASES       SQUARE
  EXPIRATION         EXPIRING LEASES         EXPIRING LEASES       FOOT        WITH FUTURE STEP-UPS     FOOT
-------------       ------------------     ------------------     ------       --------------------    ------
   Q1 2003                   -                     $ -             $ -                   $ -              $ -
   Q2 2003                   -                       -               -                     -                -
   Q3 2003                   -                       -               -                     -                -
   Q4 2003                   -                       -               -                     -                -
                    ------------------     ------------------     ------       --------------------    ------
  Total 2003                 -                     $ -             $ -                   $ -              $ -
                    ==================     ==================     ======       ====================    ======

   Q1 2004                   -                     $ -             $ -                   $ -              $ -
   Q2 2004                   -                       -               -                     -                -
   Q3 2004                   -                       -               -                     -                -
   Q4 2004                   -                       -               -                     -                -
                    ------------------     ------------------     ------       --------------------    ------
  Total 2004                 -                     $ -             $ -                   $ -              $ -
                    ==================     ==================     ======       ====================    ======

                                                                  INDUSTRIAL
                   -------------------------------------------------------------------------------------------
                                                                                ANNUALIZED
                      RENTABLE SQUARE     CURRENT ANNUALIZED        PER       REVENUES UNDER            PER
YEAR OF LEASE       FOOTAGE SUBJECT TO      REVENUES UNDER         SQUARE     EXPIRING LEASES          SQUARE
  EXPIRATION         EXPIRING LEASES       EXPIRING LEASES          FOOT     WITH FUTURE STEP-UPS       FOOT
---------------    -------------------   --------------------     --------  ----------------------   ---------
   Q1 2003                 -                     $ -                  $ -               $ -             $ -
   Q2 2003                 -                       -                    -                 -               -
   Q3 2003                 -                       -                    -                 -               -
   Q4 2003                 -                       -                    -                 -               -
                   -------------------   --------------------     --------  ----------------------   ---------
  Total 2003               -                     $ -                  $ -               $ -             $ -
                   ===================   ====================     ========  ======================   =========

   Q1 2004                 -                     $ -                  $ -               $ -             $ -
   Q2 2004                 -                       -                    -                 -               -
   Q3 2004                 -                       -                    -                 -               -
   Q4 2004                 -                       -                    -                 -               -
                   -------------------   --------------------     --------  ----------------------   ---------
  Total 2004               -                     $ -                  $ -               $ -             $ -
                   ===================   ====================     ========  ======================   =========


                                                                            RETAIL
                 ------------------------------------------------------------------------------------------------------------
                                        ANNUALIZED
                  RENTABLE SQUARE    RENTABLE SQUARE     CURRENT ANNUALIZED       PER           REVENUES UNDER        PER
YEAR OF LEASE     FOOTAGE SUBJECT   FOOTAGE SUBJECT TO     REVENUES UNDER        SQUARE        EXPIRING LEASES       SQUARE
  EXPIRATION      EXPIRING LEASE     EXPIRING LEASES       EXPIRING LEASES        FOOT       WITH FUTURE STEP-UPS     FOOT
--------------   ----------------   ------------------   ------------------   ------------   --------------------  ----------
   Q1 2003                 -                     -          $       -          $      -           $       -           $     -
   Q2 2003                 -                     -                  -                 -                   -                 -
   Q3 2003                 -                     -                  -                 -                   -                 -
   Q4 2003                 -                 1,956            261,210            133.54             261,210            133.54
                 ----------------   ------------------   ------------------   ------------   --------------------  ----------
  Total 2003               -                 1,956          $ 261,210          $ 133.54           $ 261,210           $133.54
                 ================   ==================   ==================   ============   ====================  ==========

   Q1 2004                 -                     -                $ -               $ -           $       -           $     -
   Q2 2004                 -                   350             47,161            134.75              49,955            142.73
   Q3 2004                 -                     -                  -                 -                   -                 -
   Q4 2004                 -                 1,300            136,869            105.28             136,869            105.28
                 ----------------   ------------------   ------------------   ------------   --------------------  ----------
  Total 2004               -                 1,650          $ 184,030          $ 111.53           $ 186,824           $113.23
                 ================   ==================   ==================   ============   ====================  ==========

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
-------------------------------------------------------------------------------


                  LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
-------------------------------------------------------------------------------

                                                            OFFICE
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------

     2003              90,814              $ 2,543,625        $ 28.01           $ 2,543,625           $ 28.01
     2004             420,341               12,983,843          30.89            12,983,843             30.89
     2005             227,213                7,131,373          31.39             7,206,707             31.72
     2006              87,691                2,970,070          33.87             3,120,535             35.59
     2007             503,911               14,483,270          28.74            15,638,390             31.03
     2008                   -                        -              -                     -                 -
     2009             161,514                5,198,541          32.19             5,812,786             35.99
     2010             154,917                5,106,368          32.96             5,603,900             36.17
     2011             254,941                7,770,051          30.48             8,611,534             33.78
     2012                   -                        -              -                     -                 -
  Thereafter          281,175                8,416,748          29.93             9,323,763             33.16


                                                        OFFICE/TECHNICAL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------

     2003                -                   $ -                $ -              $ -                    $ -
     2004                -                     -                  -                -                      -
     2005                -                     -                  -                -                      -
     2006                -                     -                  -                -                      -
     2007                -                     -                  -                -                      -
     2008                -                     -                  -                -                      -
     2009                -                     -                  -                -                      -
     2010                -                     -                  -                -                      -
     2011                -                     -                  -                -                      -
     2012                -                     -                  -                -                      -
  Thereafter             -                     -                  -                -                      -

                                                            INDUSTRIAL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003               -                    $ -                $ -               $ -                    $ -
     2004               -                      -                  -                 -                      -
     2005               -                      -                  -                 -                      -
     2006               -                      -                  -                 -                      -
     2007               -                      -                  -                 -                      -
     2008               -                      -                  -                 -                      -
     2009               -                      -                  -                 -                      -
     2010               -                      -                  -                 -                      -
     2011               -                      -                  -                 -                      -
     2012               -                      -                  -                 -                      -
  Thereafter            -                      -                  -                 -                      -


                                                             RETAIL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003                 -                $      -          $     -            $      -             $     -
     2004             2,904                  48,000            16.53              48,000               16.53
     2005                 -                       -                -                   -                   -
     2006                 -                       -                -                   -                   -
     2007                 -                       -                -                   -                   -
     2008                 -                       -                -                   -                   -
     2009                 -                       -                -                   -                   -
     2010                 -                       -                -                   -                   -
     2011                 -                       -                -                   -                   -
     2012                 -                       -                -                   -                   -
  Thereafter              -                       -                -                   -                   -

                IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
-------------------------------------------------------------------------------


            QUARTERLY LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
-------------------------------------------------------------------------------

                                                      OFFICE
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
  Q1 2003                    -         $          -    $     -      $          -      $     -
  Q2 2003                2,242               62,776      28.00            62,776        28.00
  Q3 2003               11,302              315,432      27.91           315,432        27.91
  Q4 2003               77,270            2,165,418      28.02         2,165,418        28.02
                    ----------         ------------    -------      ------------      -------
Total 2003              90,814         $  2,543,625    $ 28.01      $  2,543,625      $ 28.01
                    ==========         ============    =======      ============      =======

  Q1 2004               15,570         $    463,724    $ 29.78         $ 463,724      $ 29.78
  Q2 2004               54,636            1,536,832      28.13         1,536,832        28.13
  Q3 2004              128,102            3,918,762      30.59         3,918,762        30.59
  Q4 2004              222,033            7,064,525      31.82         7,064,525        31.82
                    ----------         ------------    -------      ------------      -------
Total 2004             420,341         $ 12,983,843    $ 30.89      $ 12,983,843      $ 30.89
                    ==========         ============    =======      ============      =======


                                                 OFFICE/TECHNICAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
  Q1 2003                    -         $         -     $     -      $         -       $     -
  Q2 2003                    -                   -           -                -             -
  Q3 2003                    -                   -           -                -             -
  Q4 2003                    -                   -           -                -             -
                    ----------         -----------     -------      -----------       -------
Total 2003                   -         $         -     $     -      $         -       $     -
                    ==========         ===========     =======      ===========       =======

  Q1 2004                    -         $         -     $     -      $         -       $     -
  Q2 2004                    -                   -           -                -             -
  Q3 2004                    -                   -           -                -             -
  Q4 2004                    -                   -           -                -             -
                    ----------         -----------     -------      -----------       -------
Total 2004                   -         $         -     $     -      $         -       $     -
                    ==========         ===========     =======      ===========       =======

                                                     INDUSTRIAL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
  Q1 2003                    -         $          -     $     -      $          -       $     -
  Q2 2003                    -                    -           -                 -             -
  Q3 2003                    -                    -           -                 -             -
  Q4 2003                    -                    -           -                 -             -
                    ----------         ------------     -------      ------------       -------
Total 2003                   -         $          -     $     -      $          -       $     -
                    ==========         ============     =======      ============       =======

  Q1 2004                    -         $          -     $     -      $          -       $     -
  Q2 2004                    -                    -           -                 -             -
  Q3 2004                    -                    -           -                 -             -
  Q4 2004                    -                    -           -                 -             -
                    ----------         ------------     -------      ------------       -------
Total 2004                   -         $          -     $     -      $          -       $     -
                    ==========         ============     =======      ============       =======


                                                      RETAIL
              --------------------------------------------------------------------------------
                                                                   ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED    PER      REVENUES UNDER        PER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER    SQUARE    EXPIRING LEASES      SQUARE
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES     FOOT   WITH FUTURE STEP-UPS    FOOT
-------------  ------------------  ------------------  -------  --------------------  --------
  Q1 2003                    -         $         -      $     -      $         -       $     -
  Q2 2003                    -                   -            -                -             -
  Q3 2003                    -                   -            -                -             -
  Q4 2003                    -                   -            -                -             -
                    ----------         -----------      -------      -----------       -------
Total 2003                   -         $         -      $     -      $         -       $     -
                    ==========         ===========      =======      ===========       =======

  Q1 2004                    -         $         -      $     -      $         -       $     -
  Q2 2004                    -                   -            -                -             -
  Q3 2004                    -                   -            -                -             -
  Q4 2004                2,904              48,000        16.53           48,000         16.53
                    ----------         -----------      -------      -----------       -------
Total 2004               2,904            $ 48,000      $ 16.53         $ 48,000       $ 16.53
                    ==========         ===========      =======      ===========       =======

                           IN-SERVICE OTHER PROPERTIES
-------------------------------------------------------------------------------


                                LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
-------------------------------------------------------------------------------

                                                              OFFICE
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003               115,753            $ 2,615,940         $ 22.60        $ 2,632,436              $ 22.74
     2004                78,408              1,799,155           22.95          1,837,499                23.44
     2005               399,159             10,044,496           25.16         10,379,620                26.00
     2006               623,549             17,765,031           28.49         18,251,744                29.27
     2007                89,093              2,816,407           31.61          2,904,144                32.60
     2008                 5,398                152,500           28.25            156,830                29.05
     2009                31,164                752,492           24.15            867,509                27.84
     2010                28,840                575,540           19.96            693,372                24.04
     2011                 4,618                122,066           26.43            139,614                30.23
     2012                30,566                955,188           31.25          1,219,278                39.89
  Thereafter                  -                      -               -                  -                 -


                                                         OFFICE/TECHNICAL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003                -                     $ -              $ -                $ -                 $ -
     2004                -                       -                -                  -                   -
     2005                -                       -                -                  -                   -
     2006                -                       -                -                  -                   -
     2007                -                       -                -                  -                   -
     2008                -                       -                -                  -                   -
     2009                -                       -                -                  -                   -
     2010                -                       -                -                  -                   -
     2011                -                       -                -                  -                   -
     2012                -                       -                -                  -                   -
  Thereafter             -                       -                -                  -                   -

                                                            INDUSTRIAL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003           $       -                $       -         $    -         $       -                $    -
     2004             161,000                  771,048           4.79           771,048                  4.79
     2005                   -                        -              -                 -                     -
     2006                   -                        -              -                 -                     -
     2007                   -                        -              -                 -                     -
     2008                   -                        -              -                 -                     -
     2009                   -                        -              -                 -                     -
     2010                   -                        -              -                 -                     -
     2011                   -                        -              -                 -                     -
     2012                   -                        -              -                 -                     -
  Thereafter                -                        -              -                 -                     -


                                                             RETAIL
                 --------------------------------------------------------------------------------------------
                                                                              ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED       PER         REVENUES UNDER             PER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE        EXPIRING LEASES           SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        FOOT      WITH FUTURE STEP-UPS         FOOT
-------------    ------------------    ------------------    --------     --------------------      ---------
     2003             1,171                  $   8,721         $  7.45           $   8,721            $  7.45
     2004             2,183                     62,856           28.79              62,856              28.79
     2005             5,296                    239,262           45.18             253,107              47.79
     2006             3,336                    147,589           44.24             147,589              44.24
     2007             6,700                    232,876           34.76             232,876              34.76
     2008             3,561                     77,679           21.81              90,705              25.47
     2009                 -                          -               -                   -                  -
     2010                 -                          -               -                   -                  -
     2011                 -                          -               -                   -                  -
     2012                 -                          -               -                   -                  -
  Thereafter          6,532                    228,676           35.01             243,830              37.33

                           IN-SERVICE OTHER PROPERTIES
--------------------------------------------------------------------------------

                           QUARTERLY LEASE EXPIRATIONS
--------------------------------------------------------------------------------
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
--------------------------------------------------------------------------------

                                                             OFFICE
                    --------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED
                      RENTABLE SQUARE       CURRENT ANNUALIZED         PER         REVENUES UNDER          PER
YEAR OF LEASE       FOOTAGE SUBJECT TO         REVENUES UNDER         SQUARE      EXPIRING LEASES         SQUARE
  EXPIRATION          EXPIRING LEASES         EXPIRING LEASES          FOOT    WITH FUTURE STEP-UPS        FOOT
-------------       ------------------      ------------------       -------   --------------------      -------
   Q1 2003                           -       $               -       $     -    $                 -      $     -
   Q2 2003                      13,705                 324,980         23.71                324,980        23.71
   Q3 2003                      23,938                 517,801         21.63                528,997        22.10
   Q4 2003                      78,110               1,773,159         22.70              1,778,459        22.77
                    ------------------      ------------------       -------   --------------------      -------
  Total 2003                   115,753       $       2,615,940       $ 22.60    $         2,632,436      $ 22.74
                    ==================      ==================       =======   ====================      =======

   Q1 2004                           -       $               -       $     -    $                 -      $     -
   Q2 2004                       9,483                 284,813         30.03                292,859        30.88
   Q3 2004                      66,935               1,451,075         21.68              1,479,528        22.10
   Q4 2004                       1,990                  63,268         31.79                 65,113        32.72
                    ------------------      ------------------       -------   --------------------      -------
  Total 2004                    78,408       $        1,799,155      $ 22.95    $         1,837,499      $ 23.44
                    ==================      ==================       =======   ====================      =======

                                                          OFFICE/TECHNICAL
                    --------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED
                      RENTABLE SQUARE       CURRENT ANNUALIZED         PER         REVENUES UNDER          PER
YEAR OF LEASE       FOOTAGE SUBJECT TO         REVENUES UNDER         SQUARE      EXPIRING LEASES         SQUARE
  EXPIRATION         EXPIRING LEASES          EXPIRING LEASES          FOOT    WITH FUTURE STEP-UPS        FOOT
-------------       ------------------      ------------------       -------   --------------------      -------
   Q1 2003                           -       $               -       $     -    $                 -      $     -
   Q2 2003                           -                       -             -                      -            -
   Q3 2003                           -                       -             -                      -            -
   Q4 2003                           -                       -             -                      -            -
                    ------------------      ------------------       -------   --------------------      -------
  Total 2003                         -       $               -       $     -    $                 -      $     -
                    ==================      ==================       =======   ====================      =======

   Q1 2004                           -       $               -       $     -    $                 -      $     -
   Q2 2004                           -                       -             -                      -            -
   Q3 2004                           -                       -             -                      -            -
   Q4 2004                           -                       -             -                      -            -
                    ------------------      ------------------       -------   --------------------      -------
  Total 2004                         -       $               -       $     -    $                 -      $     -
                    ==================      ==================       =======   ====================      =======

                                                            INDUSTRIAL
                    --------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED
                      RENTABLE SQUARE       CURRENT ANNUALIZED         PER         REVENUES UNDER          PER
YEAR OF LEASE       FOOTAGE SUBJECT TO         REVENUES UNDER         SQUARE      EXPIRING LEASES         SQUARE
  EXPIRATION          EXPIRING LEASES         EXPIRING LEASES          FOOT    WITH FUTURE STEP-UPS        FOOT
-------------       ------------------      ------------------       -------   --------------------      -------
   Q1 2003                           -       $               -       $     -    $                 -      $     -
   Q2 2003                           -                       -             -                      -            -
   Q3 2003                           -                       -             -                      -            -
   Q4 2003                           -                       -             -                      -            -
                    ------------------      ------------------       -------   --------------------      -------
  Total 2003                         -       $               -       $     -    $                 -      $     -
                    ==================      ==================       =======   ====================      =======

   Q1 2004                           -       $               -       $     -    $                 -      $     -
   Q2 2004                     161,000                 771,048          4.79                771,048         4.79
   Q3 2004                           -                       -             -                      -            -
   Q4 2004                           -                       -             -                      -            -
                    ------------------      ------------------       -------   --------------------      -------
  Total 2004                   161,000       $         771,048       $  4.79    $           771,048      $  4.79
                    ==================      ==================       =======   ====================      =======

                                                              RETAIL
                    --------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED
                      RENTABLE SQUARE       CURRENT ANNUALIZED         PER         REVENUES UNDER          PER
YEAR OF LEASE       FOOTAGE SUBJECT TO         REVENUES UNDER         SQUARE      EXPIRING LEASES         SQUARE
  EXPIRATION          EXPIRING LEASES         EXPIRING LEASES          FOOT    WITH FUTURE STEP-UPS        FOOT
-------------       ------------------      ------------------       -------   --------------------      -------
   Q1 2003                            -      $               -       $     -    $                 -      $     -
   Q2 2003                            -                      -             -                      -            -
   Q3 2003                            -                      -             -                      -            -
   Q4 2003                        1,171               8,721.00          7.45               8,721.00         7.45
                     ------------------     ------------------       -------   --------------------      -------
  Total 2003                      1,171      $        8,721.00       $  7.45    $          8,721.00      $  7.45
                     ==================     ==================       =======   ====================      =======

   Q1 2004                        2,183      $       62,855.52       $ 28.79    $         62,855.52      $ 28.79
   Q2 2004                            -                      -             -                      -            -
   Q3 2004                            -                      -             -                      -            -
   Q4 2004                            -                      -             -                      -            -
                     ------------------     ------------------       -------   --------------------      -------
  Total 2004                      2,183      $       62,855.52       $ 28.79    $         62,855.52      $ 28.79
                     ==================     ==================       =======   ====================      =======

                                 CBD PROPERTIES
------------------------------------------------------------------------------

                                LEASE EXPIRATIONS

                                                     GREATER BOSTON
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                   60,427         $ 4,533,654       $ 75.03              $ 4,943,394    $ 81.81
    2004                  305,918          15,391,045         50.31               15,698,065      51.31
    2005                  600,543          26,663,222         44.40               27,212,539      45.31
    2006                  175,672           8,600,268         48.96                8,743,987      49.77
    2007                  168,428           8,779,092         52.12                9,033,905      53.64
    2008                   73,429           2,755,850         37.53                2,940,735      40.05
    2009                  692,984          24,850,966         35.86               27,911,999      40.28
    2010                  151,710           6,379,849         42.05                7,125,834      46.97
    2011                  434,991          21,828,532         50.18               26,039,335      59.86
    2012                  308,360          13,808,689         44.78               14,711,433      47.71
 Thereafter               830,454          30,159,559         36.32               37,931,263      45.68


                                                   GREATER WASHINGTON
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                   25,528         $   926,408        $36.29               $  937,586    $ 36.73
    2004                  144,043           6,003,093         41.68                6,078,504      42.20
    2005                  203,504           8,054,802         39.58                8,508,706      41.81
    2006                   32,550           1,270,384         39.03                1,341,656      41.22
    2007                  275,177           9,462,942         34.39                9,349,857      33.98
    2008                   31,917           1,179,830         36.97                1,356,217      42.49
    2009                  435,116          15,361,362         35.30               16,952,829      38.96
    2010                  213,929           7,512,919         35.12               11,351,236      53.06
    2011                  106,022           3,475,437         32.78                4,294,606      40.51
    2012                   80,350           3,090,428         38.46                3,010,554      37.47
 Thereafter                55,969           2,501,937         44.70                3,398,560      60.72

                                                      NEW YORK
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                   75,256     $     4,299,042       $ 57.13         $      4,299,042    $ 57.13
    2004                  166,373           9,801,791         58.91                9,819,609      59.02
    2005                  112,305           7,746,354         68.98                7,805,390      69.50
    2006                  496,541          31,605,739         63.65               32,054,963      64.56
    2007                  183,475          11,092,922         60.46               11,212,050      61.11
    2008                  465,627          27,097,990         58.20               28,534,398      61.28
    2009                  259,553          14,502,653         55.88               17,075,638      65.79
    2010                  292,804          19,286,970         65.87               20,431,247      69.78
    2011                  378,719          22,516,549         59.45               26,143,771      69.03
    2012                  896,714          54,664,789         60.96               55,922,077      62.36
 Thereafter             3,158,681         189,933,439         60.13              231,107,781      73.17


                                                     SAN FRANCISCO
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                  149,583     $     6,227,277       $ 41.63         $      6,300,401    $ 42.12
    2004                  555,970          25,266,902         45.45               25,109,340      45.16
    2005                  326,282          14,400,737         44.14               14,365,058      44.03
    2006                  864,971          41,640,150         48.14               43,086,373      49.81
    2007                  450,777          21,381,951         47.43               22,131,579      49.10
    2008                  206,873           8,474,296         40.96                8,999,593      43.50
    2009                  284,054          12,175,407         42.86               12,909,415      45.45
    2010                  206,948          11,968,500         57.83               13,949,589      67.41
    2011                  196,163          18,118,025         92.36               18,643,547      95.04
    2012                  157,700           6,818,714         43.24                7,614,024      48.28
 Thereafter               197,233           8,258,555         41.87                8,722,435      44.22

                                                        NEW JERSEY
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                        -     $             -       $     -         $              -    $     -
    2004                        -                   -             -                        -          -
    2005                        -                   -             -                        -          -
    2006                        -                   -             -                        -          -
    2007                        -                   -             -                        -          -
    2008                        -                   -             -                        -          -
    2009                        -                   -             -                        -          -
    2010                        -                   -             -                        -          -
    2011                        -                   -             -                        -          -
    2012                        -                   -             -                        -          -
 Thereafter                     -                   -             -                        -          -


                                                           OTHER
               -----------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED       PER          REVENUES UNDER         PER
YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER       SQUARE         EXPIRING LEASES      SQUARE
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES       FOOT       WITH FUTURE STEP-UPS     FOOT
-------------  -------------------  --------------------  -----------  ----------------------  ---------
    2003                  116,924     $     2,624,661       $ 22.45         $      2,641,157    $ 22.59
    2004                   80,591           1,862,011         23.10                1,900,355      23.58
    2005                  404,455          10,283,758         25.43               10,632,726      26.29
    2006                  626,885          17,912,620         28.57               18,399,333      29.35
    2007                   95,793           3,049,284         31.83                3,137,020      32.75
    2008                    8,959             230,179         25.69                  247,535      27.63
    2009                   31,164             752,492         24.15                  867,509      27.84
    2010                   28,840             575,540         19.96                  693,372      24.04
    2011                    4,618             122,066         26.43                  139,614      30.23
    2012                   30,566             955,188         31.25                1,219,278      39.89
 Thereafter                 6,532             228,676         35.01                  243,830      37.33

                               SUBURBAN PROPERTIES
------------------------------------------------------------------------------

                                LEASE EXPIRATIONS

                                                    GREATER BOSTON
                  --------------------------------------------------------------------------------
                                                                          ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED    PER       REVENUES UNDER        PER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER    SQUARE     EXPIRING LEASES      SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES     FOOT    WITH FUTURE STEP-UPS    FOOT
-------------     ------------------   ------------------   ------   --------------------   ------
     2003              300,192              $ 6,362,375     $21.19      $ 7,431,105         $24.75
     2004              304,763                9,905,600      32.50        9,962,860          32.69
     2005              319,398               10,066,164      31.52       10,173,782          31.85
     2006              642,834               15,796,039      24.57       16,344,011          25.42
     2007              452,548               12,104,632      26.75       12,930,976          28.57
     2008              258,876                8,353,491      32.27        8,765,030          33.86
     2009              283,195               10,751,425      37.96       11,431,548          40.37
     2010               84,079                1,964,015      23.36        2,132,780          25.37
     2011              419,343                8,778,505      20.93        9,953,349          23.74
     2012              424,413               11,706,114      27.58       13,412,645          31.60
  Thereafter           194,224                7,146,216      36.79        8,597,653          44.27


                                              GREATER WASHINGTON
                  ------------------------------------------------------------------------------------
                                                                             ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED    PER          REVENUES UNDER          PER
YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER     SQUARE        EXPIRING LEASES       SQUARE
  EXPIRATION        EXPIRING LEASES      EXPIRING LEASES     FOOT       WITH FUTURE STEP-UPS     FOOT
-------------     ------------------   ------------------  --------     --------------------    -------
     2003              165,928           $ 3,625,788       $21.85          $ 3,625,788          $21.85
     2004              150,102             3,652,536        24.33            3,703,536           24.67
     2005              370,927            10,356,133        27.92           10,935,977           29.48
     2006              432,370            11,656,543        26.96           12,751,413           29.49
     2007              532,448            15,081,428        28.32           15,582,613           29.27
     2008              437,895            13,074,033        29.86           13,745,853           31.39
     2009              277,509             9,151,512        32.98            9,279,590           33.44
     2010              378,096            13,434,890        35.53           15,485,519           40.96
     2011            1,024,546            30,494,323        29.76           35,824,885           34.97
     2012              240,152             7,604,752        31.67           10,494,944           43.70
  Thereafter           870,414            21,784,315        25.03           27,285,444           31.35

                                                       NEW YORK
                  ------------------------------------------------------------------------------------
                                                                           ANNUALIZED
                   RENTABLE SQUARE      CURRENT ANNUALIZED     PER       REVENUES UNDER          PER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER      SQUARE     EXPIRING LEASES        SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES       FOOT    WITH FUTURE STEP-UPS      FOOT
-------------     ------------------   ------------------  --------     --------------------    -------
     2003                  -                    $ -            $ -           $ -                 $ -
     2004                  -                      -              -             -                   -
     2005                  -                      -              -             -                   -
     2006                  -                      -              -             -                   -
     2007                  -                      -              -             -                   -
     2008                  -                      -              -             -                   -
     2009                  -                      -              -             -                   -
     2010                  -                      -              -             -                   -
     2011                  -                      -              -             -                   -
     2012                  -                      -              -             -                   -
  Thereafter               -                      -              -             -                   -


                                                         SAN FRANCISCO
                    ----------------------------------------------------------------------------------
                                                                             ANNUALIZED
                     RENTABLE SQUARE      CURRENT ANNUALIZED    PER        REVENUES UNDER        PER
YEAR OF LEASE       FOOTAGE SUBJECT TO      REVENUES UNDER     SQUARE      EXPIRING LEASES      SQUARE
  EXPIRATION         EXPIRING LEASES       EXPIRING LEASES      FOOT     WITH FUTURE STEP-UPS    FOOT
-------------       ------------------    ------------------   ------    --------------------   ------
     2003                262,798             $ 8,340,552       $31.74        $ 8,346,043        $31.76
     2004                 96,377               2,356,456        24.45          2,401,125         24.91
     2005                106,562               3,495,494        32.80          3,791,766         35.58
     2006                 49,187               2,446,577        49.74          2,749,304         55.89
     2007                 42,217                 840,024        19.90            909,544         21.54
     2008                 24,317                 646,069        26.57            621,011         25.54
     2009                  5,256                 185,043        35.21            214,687         40.85
     2010                  7,724                 168,000        21.75            231,720         30.00
     2011                     -                       -            -                  -             -
     2012                     -                       -            -                  -             -
  Thereafter                  -                       -            -                  -             -

                                                           NEW JERSEY
                    ----------------------------------------------------------------------------------
                                                                             ANNUALIZED
                     RENTABLE SQUARE      CURRENT ANNUALIZED    PER        REVENUES UNDER        PER
YEAR OF LEASE       FOOTAGE SUBJECT TO      REVENUES UNDER     SQUARE      EXPIRING LEASES      SQUARE
  EXPIRATION         EXPIRING LEASES       EXPIRING LEASES      FOOT     WITH FUTURE STEP-UPS    FOOT
-------------       ------------------    ------------------   ------    --------------------   ------
     2003                 90,814              $ 2,543,625      $28.01        $ 2,543,625        $28.01
     2004                423,245               13,031,843       30.79         13,031,843         30.79
     2005                227,213                7,131,373       31.39          7,206,707         31.72
     2006                 87,691                2,970,070       33.87          3,120,535         35.59
     2007                503,911               14,483,270       28.74         15,638,390         31.03
     2008                     -                        -           -                  -             -
     2009                161,514                5,198,541       32.19          5,812,786         35.99
     2010                154,917                5,106,368       32.96          5,603,900         36.17
     2011                254,941                7,770,051       30.48          8,611,534         33.78
     2012                     -                        -           -                  -             -
  Thereafter             281,175                8,416,748       29.93          9,323,763         33.16


                                                            OTHER
                  ------------------------------------------------------------------------------------
                                                                           ANNUALIZED
                   RENTABLE SQUARE      CURRENT ANNUALIZED     PER       REVENUES UNDER          PER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER      SQUARE     EXPIRING LEASES        SQUARE
  EXPIRATION       EXPIRING LEASES       EXPIRING LEASES       FOOT    WITH FUTURE STEP-UPS      FOOT
-------------     ------------------    ------------------    ------   --------------------     ------
     2003                  -                 $     -           $  -         $     -              $  -
     2004             161,000                 771,048           4.79         771,048              4.79
     2005                  -                       -              -               -                 -
     2006                  -                       -              -               -                 -
     2007                  -                       -              -               -                 -
     2008                  -                       -              -               -                 -
     2009                  -                       -              -               -                 -
     2010                  -                       -              -               -                 -
     2011                  -                       -              -               -                 -
     2012                  -                       -              -               -                 -
  Thereafter               -                       -              -               -                 -

                               HOTEL PERFORMANCE
--------------------------------------------------------------------------------


                         LONG WHARF MARRIOTT - BOSTON
--------------------------------------------------------------------------------

                                              FIRST QUARTER           FIRST QUARTER          PERCENT
                                                   2003                    2002               CHANGE
                                              -------------           -------------          -------
Occupancy                                            71.8%                   76.1%             -5.7%
Average Daily Rate                                $166.87                 $181.80              -8.2%
REVPAR                                            $119.87                 $138.29             -13.3%
Hotel Revenues Less Hotel Operating
Expenses (in thousands)                           $   929                 $ 1,320             -29.6%


                          CAMBRIDGE CENTER MARRIOTT
--------------------------------------------------------------------------------

                                              FIRST QUARTER           FIRST QUARTER          PERCENT
                                                   2003                    2002               CHANGE
                                              -------------           -------------          -------
Occupancy                                            64.1%                   65.7%             -2.4%
Average Daily Rate                                $147.18                 $160.43              -8.3%
REVPAR                                            $ 94.39                 $105.35             -10.4%
Hotel Revenues Less Hotel Operating
Expenses (in thousands)                           $   715                 $ 1,150             -37.8%


                          RESIDENCE INN BY MARRIOTT
--------------------------------------------------------------------------------

                                              FIRST QUARTER           FIRST QUARTER          PERCENT
                                                   2003                    2002               CHANGE
                                              -------------           -------------          -------
Occupancy                                            69.5%                   80.3%            -13.4%
Average Daily Rate                                $117.25                 $125.84              -6.8%
REVPAR                                            $ 81.45                 $101.01             -19.4%
Hotel Revenues Less Hotel Operating
Expenses (in thousands)                           $   436                 $   582             -25.1%


                           TOTAL HOTEL PERFORMANCE
--------------------------------------------------------------------------------

                                              FIRST QUARTER           FIRST QUARTER          PERCENT
                                                   2003                    2002               CHANGE
                                              -------------           -------------          -------
Occupancy                                            68.2%                   72.7%             -6.2%
Average Daily Rate                                $148.41                 $161.33              -8.0%
REVPAR                                            $101.39                 $117.00             -13.3%
Hotel Revenues Less Hotel Operating
Expenses (in thousands)                           $ 2,080                 $ 3,052             -31.8%

                           SAME PROPERTY PERFORMANCE
------------------------------------------------------------------------------


           OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES
------------------------------------------------------------------------------

                                                    OFFICE       OFFICE/TECHNICAL   INDUSTRIAL     HOTEL          TOTAL
                                                 ------------- ------------------- ------------ -----------  ---------------
Number of Properties                                       92                 26            4            3              125
Square feet                                        24,067,474          1,499,391      373,009      937,874       26,877,748
Percent of in-service properties                         83.8%              90.4%       100.0%       100.0%            84.8%
Occupancy @ 3/31/02                                      94.5%              97.0%       100.0%           -             94.7%
Occupancy @ 3/31/03                                      94.0%              92.0%        89.0%           -             93.9%
Percent change from 1st quarter 2003
  over 1st quarter 2002:(1)
      Rental revenue                                      3.2%              -3.3%         2.4%       -24.1%             2.5%
      Operating expenses and real
        estate taxes                                      6.9%              39.1%        30.7%       -18.4%             6.9%
      Rental revenue less operating
        expenses and real estate taxes                    1.4%             -13.7%        -6.2%       -26.7%             0.3%
      Rental revenue less operating
        expenses and real estate taxes
        - without hotels                                                                                                0.9%

      Rental revenue - cash basis                         2.1%              -3.1%         3.8%       -24.1%             1.5%
      Rental revenue less
        operating expenses and real estate
        taxes - cash basis                               -0.3%             -13.7%        -4.1%       -26.7%            -1.3%
      Rental revenue less operating expenses
        and real estate taxes - cash basis
        - without hotels                                                                                               -0.7%


         SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED MARCH 31, 2003
------------------------------------------------------------------------------


                                                  OFFICE      OFFICE/TECHNICAL    INDUSTRIAL         TOTAL
                                                  ------      ----------------    ----------         -----
Vacant space available @1/01/03 (sf)             1,285,555             113,334             -     1,398,889
Square footage of leases expiring or
  terminated 01/01/03-03/31/03                     518,367              36,139        41,168       595,674
                                             -------------      --------------  ------------   -----------
Total space for lease (sf)                       1,803,922             149,473        41,168     1,994,563
                                             =============      ==============  ============   ===========
New tenants (sf)                                   285,519               2,700             -       288,219
Renewals (sf)                                      216,028               2,000                     218,028
                                             -------------      --------------                 -----------
Total space leased (sf)                            501,547               4,700             -       506,247
                                             =============      ==============  ============   ===========
Space available @ 3/31/03 (sf)                   1,302,375             144,773        41,168     1,488,316
                                             =============      ==============  ============   ===========
Net (increase)/decrease in
  available space (sf)                             (16,820)            (31,439)      (41,168)      (89,427)
Average lease term (months)                            122                  33             -           121
2nd generation TI/Comm PSF                   $        8.34      $         0.86  $          -   $      8.27
Increase (decrease) in 2nd
  generation net rents (2)                            16.4%              -14.0%            -          16.2%


(1)  See page 47 for a quantitative reconciliation.
(2)  Represents increase in net rents on a "cash to cash" basis.
     (Actual net rent at time of expiration vs. initial net rent of new lease.)

                    RECONCILIATION TO SAME PROPERTY PERFORMANCE
-------------------------------------------------------------------------------

                                                                            OFFICE
                                                --------------------------------------------------------
                                                FOR THE THREE MONTHS ENDED
                                                --------------------------           $             %
                                                31-MAR-03       31-DEC-02          CHANGE        CHANGE
                                                ---------       ---------          ------        ------

Rental Revenue                                   225,675         217,451

Less Termination Income                            1,761             487
                                                 -------         -------

Rental revenue-subtotal                          223,914         216,964           6,950          3.2%

Operating expenses and real estate taxes          77,428          72,453           4,975          6.9%
                                                 -------         -------           -----          ----

Rental revenue less operating expenses
and real estate taxes                            146,486         144,511           1,975          1.4%
                                                 =======         =======           =====          ====

Rental revenue-subtotal                          223,914         216,963

Straight Line Rent                                 4,305           1,878           2,427
                                                 -------         -------           -----          ----

Rental revenue-cash basis                        219,609         215,085           4,524          2.1%

Less:
Operating expenses and real estate taxes          77,428          72,453           4,975          6.9%
                                                 -------         -------           -----          ----

Rental revenue less operating expenses
and real estate taxes-cash basis                 142,181         142,632            (451)        -0.3%
                                                 =======         =======           =====          ====


                                                                               OFFICE/TECHNICAL
                                                       ---------------------------------------------------------
                                                       FOR THE THREE MONTHS ENDED
                                                       --------------------------           $              %
                                                       31-MAR-03        31-DEC-02         CHANGE         CHANGE
                                                       ---------        ---------         ------         ------
Rental Revenue                                           5,667            5,862

Less Termination Income                                     --               --
                                                         -----            -----

Rental revenue-subtotal                                  5,667            5,862            (195)          -3.3%

Operating expenses and real estate taxes                 1,597            1,148             449           39.1%
                                                         -----            -----             ---           -----

Rental revenue less operating expenses
and real estate taxes                                    4,070            4,714            (644)         -13.7%
                                                         =====            =====             ===           =====

Rental revenue-subtotal                                  5,667            5,862

Straight Line Rent                                         110              126             (16)
                                                         -----            -----             ---           -----


Rental revenue-cash basis                                5,557            5,736            (179)          -3.1%

Less:
Operating expenses and real estate taxes                 1,597            1,148             449           39.1%
                                                         -----            -----             ---           -----

Rental revenue less operating expenses
and real estate taxes-cash basis                         3,960            4,588            (628)         -13.7%
                                                         =====            =====             ===           =====


                                                                                       INDUSTRIAL
                                                          ---------------------------------------------------------------
                                                           FOR THE THREE MONTHS ENDED
                                                          -----------------------------            $                 %
                                                          31-MAR-03           31-DEC-02          CHANGE            CHANGE
                                                          ---------           ---------          ------            ------
Rental Revenue                                               598                 584

Less Termination Income                                       --                  --
                                                             ---                 ---

Rental revenue-subtotal                                      598                 584               14               2.4%

Operating expenses and real estate taxes                     179                 137               42              30.7%
                                                             ---                 ---               --              ----
Rental revenue less operating expenses
and real estate taxes                                        419                 447              (28)             -6.2%
                                                             ===                 ===               ==               ====
Rental revenue-subtotal                                      598                 584

Straight Line Rent                                           (27)                (18)              (9)
                                                             ---                 ---               --              ----

Rental revenue-cash basis                                    625                 602               23               3.8%

Less:
Operating expenses and real estate taxes                     179                 137               42              30.7%
                                                             ---                 ---               --              ----
Rental revenue less operating expenses
and real estate taxes-cash basis                             446                 465              (19)             -4.1%
                                                             ===                 ===               ==               ====


                                                                                    HOTEL
                                                    ----------------------------------------------------------------
                                                       FOR THE THREE MONTHS ENDED
                                                    --------------------------------           $                %
                                                    31-MAR-03              31-DEC-02         CHANGE           CHANGE
                                                    ---------              ---------         ------           ------
Rental Revenue                                        3,335                  4,397

Less Termination Income                                  --                     --
                                                      -----                  -----

Rental revenue-subtotal                               3,335                  4,397           (1,062)          -24.1%

Operating expenses and real estate taxes              1,115                  1,367             (252)          -18.4%
                                                      -----                  -----            -----            -----
Rental revenue less operating expenses
and real estate taxes                                 2,220                  3,030             (810)          -26.7%
                                                      =====                  =====            =====            =====
Rental revenue-subtotal                               3,335                  4,397

Straight Line Rent                                        6                     11               (5)
                                                      -----                  -----            -----            -----
Rental revenue-cash basis                             3,329                  4,386           (1,057)          -24.1%

Less:
Operating expenses and real estate taxes              1,115                  1,367             (252)          -18.4%
                                                      -----                  -----            -----            -----
Rental revenue less operating expenses
and real estate taxes-cash basis                      2,214                  3,019             (805)          -26.7%
                                                      =====                  =====            =====            =====


                                                                                   TOTAL
                                                      ---------------------------------------------------------
                                                        FOR THE THREE MONTHS ENDED
                                                      ------------------------------         $             %
                                                      31-MAR-03            31-DEC-02       CHANGE        CHANGE
                                                      ---------            ---------       ------        ------
Rental Revenue                                         235,275              228,294

Less Termination Income                                  1,761                  487
                                                       -------              -------

Rental revenue-subtotal                                233,514              227,806         5,708         2.5%

Operating expenses and real estate taxes                80,319               75,105         5,214         6.9%
                                                       -------              -------         -----         ----
Rental revenue less operating expenses
and real estate taxes                                  153,195              152,701           494         0.3%
                                                       =======              =======         =====         ====
Rental revenue-subtotal                                233,514              227,806

Straight Line Rent                                       4,394                1,997         2,397
                                                       -------              -------         -----         ----
Rental revenue-cash basis                              229,120              225,809         3,311         1.5%

Less:
Operating expenses and real estate taxes                80,319               75,105         5,214         6.9%
                                                       -------              -------         -----         ----
Rental revenue less operating expenses
and real estate taxes-cash basis                       148,801              150,704        (1,903)       -1.3%
                                                       =======              =======         =====         ====

                              PROPERTY PERFORMANCE

            ALL IN-SERVICE PROPERTIES - QUARTER ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

                                                           OFFICE        OFFICE/TECHNICAL       INDUSTRIAL        TOTAL
                                                        ----------       ----------------       ----------      ---------
Vacant space available @ 01/01/03 (sf)                   1,837,929             113,334                  -       1,951,263
Property dispositions                                      (54,141)                  -                  -         (54,141)
New development sf completed                               308,599                   -                  -         308,599
Square footage of leases expiring or
  terminated 01/01/03 - 03/31/03                           516,856              36,139             41,168         594,163
                                                        ----------       ----------------       ----------      ---------
Total space for lease (sf)                               2,609,243             149,473             41,168       2,799,884
                                                        ==========       ================       ==========      =========
New tenants (sf)                                           439,882               2,700                  -         442,582
Renewals (sf)                                              216,028               2,000                            218,028
                                                        ----------       ----------------       ----------      ---------
Total space leased (sf)                                    655,910               4,700                  -         660,610 (2)
                                                        ==========       ================       ==========      =========
Space available @ 03/31/03 (sf)                          1,953,333             144,773             41,168       2,139,274
                                                        ==========       ================       ==========      =========
Net (increase)/decrease in available space (sf)           (115,404)            (31,439)           (41,168)       (188,011)
Average lease term (months)                                    122                  33                  -             121
2nd generation TI/Comm PSF                              $     8.34           $    0.86           $      -      $     8.27
Increase (decrease) in 2nd generation net rents (1)           16.4%              -14.0%                 -           16.2%

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).
(2)  Details of 1st and 2nd Generation Space:

                                                                      TOTAL
                              1ST GENERATION      2ND GENERATION      LEASED
                              --------------      --------------     --------
           Boston                 142,763            292,850          435,613
           Washington                   -             43,299           43,299
           New York                11,600             18,495           30,095
           San Francisco                -             99,871           99,871
           Princeton                    -             51,732           51,732
                              --------------      --------------     --------
                                  154,363            506,247          660,610
                              ==============      ==============     ========

                 HISTORICALLY GENERATED CAPITAL EXPENDITURES,
               TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
--------------------------------------------------------------------------------

                        HISTORICAL CAPITAL EXPENDITURES
                                (IN THOUSANDS)

                                                                         Q1 2003        2002           2001           2000
                                                                        --------     ---------    ----------    ----------
Recurring capital expenditures                                           $ 1,960      $ 16,674      $ 11,770      $ 11,201

Planned non-recurring capital expenditures
   associated with acquisition properties (1)                              2,324        31,908        45,052        25,782

Hotel improvements, equipment upgrades
   and replacements                                                          405         3,218         9,230         5,697
                                                                        --------     ---------    ----------    ----------
                                                                         $ 4,689      $ 51,800      $ 66,052      $ 42,680
                                                                        ========     =========    ==========    ==========

        2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS (2)
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         Q1 2003       2002          2001          2000
                                                                        --------   -----------    ----------    ----------
Office
               Square feet                                               501,547     2,122,409     2,394,291     2,913,599
                                                                        --------   -----------    ----------    ----------
               Tenant improvement and lease commissions p.s.f.          $   8.34    $    20.17    $    17.47    $    13.82
                                                                        --------   -----------    ----------    ----------
Office/Technical
               Square feet                                                 4,700       347,321       348,178       694,536
                                                                        --------   -----------    ----------    ----------
               Tenant improvement and lease commissions p.s.f.          $   0.86    $     1.42    $     3.13    $     2.95
                                                                        --------   -----------    ----------    ----------
Industrial
               Square feet                                                     -       244,904             -       209,125
                                                                        --------   -----------    ----------    ----------
               Tenant improvement and lease commissions p.s.f.          $      -    $     0.62    $        -    $     1.38
                                                                        --------   -----------    ----------    ----------
               Average tenant improvement and lease commission p.s.f.   $   8.27    $    16.01    $    15.65    $    11.16
                                                                        ========   ===========    ==========    ==========

(1) Includes budgeted costs associated with the 18.4 million square feet of previously disclosed acquisitions.
(2)  Based on leases executed during the period.

           VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
--------------------------------------------------------------------------------
                             AS OF MARCH 31, 2003


                                 ACQUISITIONS
--------------------------------------------------------------------------------

                                                                              INITIAL       ANTICIPATED
                                                                               BOOK            FUTURE          TOTAL        CURRENT
PROPERTY                                    DATE ACQUIRED    SQUARE FEET     INVESTMENT      INVESTMENT      INVESTMENT      LEASED
--------                                    -------------    -----------     ----------     -----------      ----------     -------
399 Park Avenue                                 Sep-02        1,677,433    $1,064,000,000   $ 4,000,000    $1,068,000,000     100%
                                                              ---------    --------------   -----------    --------------     ---
    Total Value Creation Pipeline -                           1,677,433    $1,064,000,000   $ 4,000,000    $1,068,000,000     100%
        Acquisitions                                          =========    ==============   ===========    ==============     ===

                                 DISPOSITIONS
--------------------------------------------------------------------------------
          FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 31, 2003

                                                                                    GROSS
PROPERTY                                        DATE DISPOSED     SQUARE FEET     SALES PRICE           BOOK GAIN(LOSS)
--------                                        -------------     -----------     ------------          ---------------
Fullerton Square                                   Mar-02            179,453      $ 22,525,000          $  7,145,500
7600 Boston Boulevard                              Mar-02             69,832         8,627,000             5,597,132
7700 Boston Boulevard                              Mar-02             82,224        16,558,000             6,024,563
7702 Boston Boulevard                              Mar-02             43,171         8,916,000             2,758,255
681 Gateway - Land                                 Jul-02                N/A         8,000,000             3,278,659
Herndon Lumber Site - Land                         Jul-02                N/A         5,200,000             1,152,784
Belvidere garage spaces                            Sep-02                N/A         1,305,000               103,030
Belvidere garage spaces                            Oct-02                N/A         1,035,000                81,715
One and Two Independence Square                    Nov-02            917,459       345,000,000           227,791,468
2391 West Winton Avenue                            Dec-02            220,213        10,800,000             9,288,323
The Candler Building                               Jan-03            540,706        63,067,000              (292,564)
875 Third Avenue                                   Feb-03            711,901       370,100,000 (1)        90,020,729
2300 N Street                                      Mar-03            289,243       122,000,000 (2)        64,310,972
                                                                   ---------      ------------          ------------
    Total Dispositions                                             3,054,202      $983,133,000          $417,260,566
                                                                   =========      ============          ============

(1) Includes $8.8 million of future tenant improvement work credited to buyer at closing.
(2) Includes $8.0 million of future tenant improvement work credited to buyer at closing.

              VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
--------------------------------------------------------------------------------
                               AS OF MARCH 31, 2003


                                            INITIAL    STABILIZATION                          # OF                     INVESTMENT
DEVELOPMENT PROPERTIES                     OCCUPANCY       DATE          LOCATION           BUILDINGS   SQUARE FEET     TO DATE
----------------------                     ---------   -------------     --------           ---------   -----------    ----------
   Shaws Supermarket                       Q2 2003        Q2 2003        Boston, MA             1            57,235      22,682,556
   New Dominion Tech, Building Two         Q2 2004        Q2 2004        Herndon, VA            1           257,400      12,454,202
   Two Freedom Square (50% ownership)      Q3 2002        Q3 2004        Reston, VA             1           423,530      41,427,242
   Times Square Tower                      Q1 2004        Q1 2005        New York, NY           1         1,234,464     399,292,257
   901 New York Avenue (25% ownership)     Q3 2004        Q3 2005        Washington, D.C.       1           538,463      16,875,314
                                                                                               --         ---------    ------------
Total Development Properties                                                                    5         2,511,092    $492,731,571
                                                                                               ==         =========    ============

                                             Anticipated          Total               Amount                           Current
                                               Total           Construction          Drawn at       Future Equity    Percentage
Development Properties                      Investment (1)         Loan           March 31, 2003     Requirement       Leased
----------------------                      --------------     ------------       --------------    -------------    -----------
   Shaws Supermarket                          24,034,000         24,000,000           21,539,503              --         100%
   New Dominion Tech, Building Two            67,589,000         65,000,000           11,328,662       1,463,460         100%
   Two Freedom Square (50% ownership)         49,336,000 (2)     45,000,000 (2)       34,311,649              --         100%
   Times Square Tower                        653,500,000        493,500,000          254,378,457      15,086,200          17%
   901 New York Avenue (25% ownership)        44,777,000         30,000,000            4,161,878       2,063,564          60%
                                            ------------       ------------         ------------     -----------         ---
Total Development Properties                $839,236,000       $657,500,000         $325,720,149     $18,613,224         51%
                                            ============       ============         ============     ===========         ===


                  DEVELOPMENTS PLACED-IN-SERVICE DURING 2003
--------------------------------------------------------------------------------

                                              INITIAL
                                            IN SERVICE   STABILIZATION                          # OF                     INVESTMENT
CLASS A OFFICE BUILDING                        DATE          DATE          LOCATION           BUILDINGS   SQUARE FEET     TO DATE
-----------------------                     ----------   -------------     --------           ---------   -----------    ----------
   Waltham Weston Corporate Center           Q1 2002        Q4 2003         Waltham, MA           1         308,599      69,555,143
                                                                                                 --         -------     -----------
Total Developments Placed in Service                                                              1         308,599     $69,555,143
                                                                                                 ==         =======     ===========

                                               TOTAL           CONSTRUCTION          DRAWN AT       FUTURE EQUITY    PERCENTAGE
CLASS A OFFICE BUILDING                     INVESTMENT (1)         LOAN           MARCH 31, 2003     REQUIREMENT       LEASED
-----------------------                     --------------     ------------       --------------    -------------    -----------
   Waltham Weston Corporate Center            85,000,000             --                 --            15,444,857          43%
                                            ------------           ----               ----           -----------         ---
Total Developments Placed in Service        $ 85,000,000           $ --               $ --           $15,444,857          43%
                                            ============           ====               ====           ===========         ===


(1) Includes net revenues during lease-up period and cash component of hedge contracts.
(2) Represents 50% of the total anticipated project-level investment and construction loan.

                 VALUE CREATION PIPELINE - OWNED LAND PARCELS
--------------------------------------------------------------------------------
                             AS OF MARCH 31, 2003

                            NO. OF                    DEVELOPABLE
LOCATION                    PARCELS       ACREAGE     SQUARE FEET
--------                    -------       -------     ------------
Rockville, MD                  4            92.3         986,000
Dulles, VA                     2            76.6         937,000
Gaithersburg, MD               4            27.0         850,000
San Jose, CA                   5             3.7         841,000
Reston, VA                     3            26.7         861,000
Boston, MA                     2             0.5         776,000
Marlborough, MA                1            50.0         400,000
Weston, MA                     1            74.0         350,000
Waltham, MA                    1             4.3         202,000
Andover, MA                    1            10.0         110,000
Washington, D.C.               1             0.5         170,000
                             ---           -----       ---------
                              25           365.6       6,483,000
                             ===           =====       =========


               VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
--------------------------------------------------------------------------------
                             AS OF MARCH 31, 2003

                            NO. OF                    DEVELOPABLE
LOCATION                    PARCELS       ACREAGE     SQUARE FEET
--------                    -------       -------     ------------
Princeton, NJ (1)             14           149.9       1,900,000
Framingham, MA (2)             1            21.5         300,000
Cambridge, MA (3)              1             2.6         165,000
                             ---           -----       ---------
                              16           174.0       2,365,000
                             ===           =====       =========

(1) $20.00/FAR plus an earnout calculation.
(2) Subject to ground lease.
(3) Prior to January 23, 2004, the cost will be $28.32/SF of land area. Land area is approximately 108,000 SF.

                                  DEFINITIONS
--------------------------------------------------------------------------------

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons why management believes these measures provide useful information to investors about the company's financial condition or results of operations. Additional detail can be found in the company's most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations:

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), we calculate Funds from Operations, or "FFO," by adjusting net income (loss) (computed in accordance with GAAP), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. In addition to FFO (as defined by NAREIT), we also disclose FFO after specific supplemental adjustments. Although our FFO as adjusted clearly differs from NAREIT's definition of FFO as well that of other real estate companies, we believe it provides a meaningful presentation of our operating performance. In addition, we believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we make adjustments to FFO, as defined by NAREIT, including net derivative losses and early surrender lease adjustments. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the sum of (i) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (ii) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

If you would like to receive this document in a different electronic format, please call investor relations at 617-236-3322.